UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06540

Name of Fund: BlackRock MuniYield Quality Fund III, Inc. (MYI)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield

Quality Fund III, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2016

Date of reporting period: 07/31/2016

Item 1 – Report to Stockholders

JULY 31, 2016

ANNUAL REPORT

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. But markets recovered swiftly in July as economic data suggested that the negative impact had thus far been contained to the United Kingdom and investors returned to risk assets.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.29%	5.61%
U.S. small cap equities (Russell 2000® Index)	18.76	0.00
International equities (MSCI Europe, Australasia, Far East Index)	8.25	(7.53)
Emerging market equities (MSCI Emerging Markets Index)	19.52	(0.75)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.22
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	5.01	8.53
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	4.54	5.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.27	7.06
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	13.84	5.01
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2016

Municipal Market Conditions

Municipal bonds generated positive performance for the period due to falling interest rates and a favorable supply-and-demand environment. Interest rates were volatile in 2015 (bond prices rise as rates fall) leading up to a long-awaited rate hike from the Fed that ultimately came in December. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments. Investors favored the relative yield and stability of municipal bonds amid bouts of volatility resulting from uneven U.S. economic data, volatile oil prices, global growth concerns, geopolitical risks (particularly the U.K.’s decision to leave the European Union), and widening central bank divergence — i.e., policy easing outside the United States while the Fed was posturing to commence policy tightening. During the 12 months ended July 31, 2016, municipal bond funds garnered net inflows of approximately $49 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $386 billion (though lower than the $417 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 59%) as issuers continued to take advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2016
6 months: 3.27%
12 months: 7.06%

A Closer Look at Yields

From July 31, 2015 to July 31, 2016, yields on AAA-rated 30-year municipal bonds decreased by 100 basis points (“bps”) from 3.12% to 2.12%, while 10-year rates fell by 79 bps from 2.19% to 1.40% and 5-year rates decreased 46 bps from 1.30% to 0.84% (as measured by Thomson Municipal Market Data). The municipal yield curve experienced significant flattening over the 12-month period with the spread between 2- and 30-year maturities flattening by 90 bps and the spread between 2-and 10-year maturities flattening by 69 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in longer-term issues. In absolute terms, the positive performance of municipal bonds was driven largely by falling interest rates as well as a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2016, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the US municipal bond market. All bonds in the index are exempt from US federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2016

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very diffi-

cult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

ANNUAL REPORT	JULY 31, 2016	5

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risk, including the imperfect correlation between the value of a derivative financial instru-

ment and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of derivative financial instruments depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	ANNUAL REPORT	JULY 31, 2016

Fund Summary as of July 31, 2016	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2016 ($14.94)[1]	5.14%
Tax Equivalent Yield[2]	9.08%
Current Monthly Distribution per Common Share[3]	$0.0640
Current Annualized Distribution per Common Share[3]	$0.7680
Economic Leverage as of July 31, 2016[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MUE[1,2]	20.55%	10.33%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	21.89%	11.98%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•	The Fund’s position in the transportation sector made the largest contribution to returns. The Fund’s overall duration exposure also contributed positively given that bond yields declined.

•

The use of leverage helped augment returns at a time of strong market performance. However, leverage had less of an impact to performance in the second half of the period since the Fed’s interest rate increase in December 2015 raised the cost of short-term financing.

•

The Fund utilized U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market. In addition, the Fund’s yield declined during the period as the proceeds from bonds that were called away were reinvested at lower yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

ANNUAL REPORT	JULY 31, 2016	7

BlackRock MuniHoldings Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$14.94	$13.13	13.79%	$15.22	$12.79
Net Asset Value	$15.08	$14.48	4.14%	$15.23	$14.29

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation
	7/31/16	7/31/15
Transportation	42%	37%
County/City/Special District/School District	21	25
Utilities	14	14
Health	11	11
State	6	7
Education	3	2
Housing	1	1
Tobacco	1	1
Corporate	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/16	7/31/15
AAA/Aaa	8%	6%
AA/Aa	59	65
A	27	26
BBB/Baa	5	3
N/R	1	—	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	—	[2]
2017	1%
2018	21
2019	10
2020	3

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

8	ANNUAL REPORT	JULY 31, 2016

Fund Summary as of July 31, 2016	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2016 ($16.75)[1]	4.66%
Tax Equivalent Yield[2]	9.50%
Current Monthly Distribution per Common Share[3]	$0.0650
Current Annualized Distribution per Common Share[3]	$0.7800
Economic Leverage as of July 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MCA[1,2]	20.15%	9.84%
Lipper California Municipal Debt Funds[3]	22.31%	11.51%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

California municipal bonds outperformed the broader national tax-exempt market as a result of the state’s sound financial condition, robust employment growth and rising personal income. California municipals were also boosted by the favorable balance of supply and demand in the market, as the state’s high tax burden fueled investors’ appetite for tax-exempt investments.

•

The Fund was helped by its exposure to the long end of the yield curve, where performance was strongest. Leverage helped augment returns in this portion of the portfolio, as well. However, leverage had less of an impact to performance in the second half of the period due to the Fed’s interest rate increase in December 2015.

•

Holdings in AA rated securities, including investments in the school districts, health care and tax-backed (local) sectors, aided performance. Positions in the transportation and utilities sectors were also additive.

•

The Fund utilized U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance given that the Treasury market finished with positive returns. In addition, the Fund’s yield declined during the period as the proceeds from bonds that were called away were reinvested at lower yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

ANNUAL REPORT	JULY 31, 2016	9

BlackRock MuniYield California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$16.75	$14.71	13.87%	$16.82	$14.53
Net Asset Value	$16.77	$16.11	4.10%	$16.98	$15.91

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation
	7/31/16	7/31/15
County/City/Special District/School District	41%	39%
Utilities	18	25
Health	14	9
Transportation	13	10
Education	9	12
State	5	5
Corporate	—	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/16	7/31/15
AAA/Aaa	15%	12%
AA/Aa	75	77
A	8	11
BBB/Baa	1	—
N/R	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2016	2%
2017	10
2018	8
2019	15
2020	5

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

10	ANNUAL REPORT	JULY 31, 2016

Fund Summary as of July 31, 2016	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2016 ($14.40)[1]	4.50%
Tax Equivalent Yield[2]	9.11%
Current Monthly Distribution per Common Share[3]	$0.0540
Current Annualized Distribution per Common Share[3]	$0.6480
Economic Leverage as of July 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MYN[1,2]	15.60%	12.19%
Lipper New York Municipal Debt Funds[3]	20.33%	10.69%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. New York municipal bonds performed well in the period, as the state’s healthy economy, robust overall financial position and general lack of pension-funding issues contributed to strong investor demand.

•

At a time of falling yields, the Fund’s positions in longer-duration and longer-dated bonds generally provided the largest absolute returns. (Duration is a measure of interest-rate sensitivity.) The Fund’s positions in the transportation, education, health care, and utilities sectors made positive contributions to performance. The Fund’s exposure to lower-coupon and zero-coupon bonds, both of which outperformed, also aided returns.

•

Lower-rated bonds within the investment grade category outperformed during the period. In addition to offering higher incremental yield, the market segment benefited from a tightening of yield spreads that was fueled in part by investors’ elevated appetite for risk. In this environment, the Fund’s exposure to these higher-yielding bonds contributed to performance.

•	Leverage amplifies the effect of interest-rate movements, which was a positive to performance during the past 12 months given that yields declined.

•

The Fund utilized a mix of U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance at a time in which the Treasury market finished with positive returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

ANNUAL REPORT	JULY 31, 2016	11

BlackRock MuniYield New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$14.40	$13.13	9.67%	$14.70	$12.79
Net Asset Value	$15.07	$14.16	6.43%	$15.28	$14.00

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation
	7/31/16	7/31/15
County/City/Special District/School District	25%	20%
Transportation	20	21
Education	18	18
Utilities	13	15
State	13	14
Health	6	6
Housing	3	3
Corporate	1	2
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/16	7/31/15
AAA/Aaa	19%	15%
AA/Aa	59	59
A	16	20
BBB/Baa	4	3
BB/Ba	—	1
N/R2	2	2
[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016, and July 31, 2015 the market value of unrated securities deemed by the investment advisor to be investment grade represents less than 1% of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	4%
2017	8
2018	5
2019	4
2020	4

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

12	ANNUAL REPORT	JULY 31, 2016

Fund Summary as of July 31, 2016	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2016 ($15.63)[1]	5.22%
Tax Equivalent Yield[2]	9.22%
Current Monthly Distribution per Common Share[3]	$0.0680
Current Annualized Distribution per Common Share[3]	$0.8160
Economic Leverage as of July 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MYI[1,2]	18.07%	11.08%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	21.89%	11.98%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

The Fund’s duration exposure made the largest contribution to absolute performance. (Duration is a measure of interest-rate sensitivity.) The municipal yield curve flatted aggressively in the second half of the reporting period, indicating outperformance for longer-term bonds. In this environment, the Fund’s exposure to the long end of the curve benefited performance. Additionally, the Fund’s return was helped by its allocation to the health care and transportation sectors. The use of leverage helped augment returns at a time of strong market performance.

•	The Fund utilized U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

ANNUAL REPORT	JULY 31, 2016	13

BlackRock MuniYield Quality Fund III, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$15.63	$14.04	11.32%	$15.88	$13.71
Net Asset Value	$15.49	$14.79	4.73%	$15.71	$14.53

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation
	7/31/16	7/31/15
Transportation	26%	24%
Utilities	17	16
State	16	17
County/City/Special District/School District	15	18
Health	12	11
Education	9	9
Corporate	2	2
Housing	2	2
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	7/31/16	7/31/15
AAA/Aaa	11%	9%
AA/Aa	61	65
A	20	20
BBB/Baa	7	6
N/R	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2016	1%
2017	11
2018	17
2019	9
2020	2

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

14	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments July 31, 2016	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.1%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$5,225	$5,988,686
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	940	1,055,751

		7,044,437
California — 24.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	5,050	5,537,830
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	2,865	3,427,629
City & County of San Francisco California Airports Commission, ARB, Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	880	884,074
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 5/01/28	1,800	2,204,712
2nd, 5.25%, 5/01/33	1,410	1,671,738
5.00%, 5/01/44	1,860	2,167,365
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.50%, 3/01/30	4,045	4,744,866
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	2,800	3,208,604
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	3,500	3,814,930
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/18 (a)	3,175	3,489,261
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 8/01/35	1,875	2,261,175
Golden Empire Schools Financing Authority, Refunding RB, Kern High School District Projects, 0.96%, 5/01/17 (b)	2,850	2,849,202
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	2,445	3,089,942
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	4,000	4,182,720
Election of 2008, Series C, 5.25%, 8/01/39	2,000	2,336,860
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,675	1,816,605
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/21 (a)	2,670	3,279,614
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	4,500	5,575,455
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	5,000	6,315,000

Municipal Bonds	Par (000)	Value
California (continued)
State of California Public Works Board, LRB, Various Capital Projects, Series I (continued):
5.50%, 11/01/31	$3,130	$3,945,866
5.50%, 11/01/33	3,000	3,781,980
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	1,260	1,556,566
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	940	1,170,460
University of California, Refunding RB, Regents of the University of California Medical Center Pooled Revenue, Series J, 5.25%, 5/15/38	7,580	9,217,053

		82,529,507
Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,500	1,818,075
5.50%, 11/15/30	565	681,593
5.50%, 11/15/31	675	812,228
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/19 (a)	3,300	3,783,153

		7,095,049
Florida — 20.1%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	405	499,531
County of Broward Florida Airport System, ARB, Series A, AMT, 5.13%, 10/01/38	5,665	6,553,102
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	1,440	1,695,917
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	2,995	3,609,873
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,902,300
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	430	439,241
County of Miami-Dade Florida, RB, Seaport:
Series A, 5.38%, 10/01/33	1,765	2,084,165
Series A, 5.50%, 10/01/42	3,000	3,615,900
Series B, AMT, 6.25%, 10/01/38	800	1,018,120
Series B, AMT, 6.00%, 10/01/42	1,060	1,304,521
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	3,130	3,855,816

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	IDRB	Industrial Development Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	ISD	Independent School District
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	LRB	Lease Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	FHA	Federal Housing Administration	M/F	Multi-Family
ARB	Airport Revenue Bonds	GAB	Grant Anticipation Bonds	NPFGC	National Public Finance Guarantee Corp.
BAM	Build America Mutual Assurance Co.	GARB	General Airport Revenue Bonds	PILOT	Payment in Lieu of Taxes
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	PSF	Permanent School Fund
BHAC	Berkshire Hathaway Assurance Corp.	GTD	Guaranteed	RB	Revenue Bonds
BOCES	Board of Cooperative Educational Services	HDA	Housing Development Authority	S/F	Single-Family
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	SONYMA	State of New York Mortgage Agency
COP	Certificates of Participation	IDA	Industrial Development Authority	Syncora	Syncora Guarantee
DFA	Development Finance Agency	IDB	Industrial Development Board

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	15

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, Series A:
Miami International Airport (AGM), 5.25%, 10/01/41	$4,610	$4,974,144
Miami International Airport (AGM), 5.50%, 10/01/41	4,180	4,557,788
5.00%, 10/01/32	5,000	5,844,600
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	5,155	6,025,782
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (a)	7,600	8,683,456
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	1,805	2,192,317
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21 (a)	6,965	8,465,122

		68,321,695
Hawaii — 1.7%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	740	897,835
5.25%, 8/01/26	1,205	1,460,339
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 7/01/45	2,805	3,291,583

		5,649,757
Illinois — 17.0%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	2,000	2,344,560
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A:
5.00%, 1/01/41	1,140	1,303,716
AMT, 5.50%, 1/01/28	1,000	1,211,280
AMT, 5.50%, 1/01/29	1,500	1,809,885
AMT, 5.38%, 1/01/33	2,000	2,354,100
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/41	9,085	11,056,263
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	3,400	3,821,804
Sales Tax Receipts, 5.25%, 12/01/36	2,940	3,276,248
Sales Tax Receipts, 5.25%, 12/01/40	1,500	1,666,080
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	2,985	3,287,918
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.25%, 12/01/30	1,270	1,485,176
5.50%, 12/01/38	1,980	2,308,066
5.25%, 12/01/43	5,500	6,305,585
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C (c):
4.00%, 2/15/41	2,020	2,025,151
5.00%, 2/15/41	975	1,110,827
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,350	2,768,183
6.00%, 6/01/28	670	803,437
State of Illinois, GO:
5.25%, 2/01/31	1,495	1,663,247
5.25%, 2/01/32	2,320	2,577,868
5.50%, 7/01/33	1,000	1,124,590
5.50%, 7/01/38	700	779,919
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	2,500	2,768,825

		57,852,728

Municipal Bonds	Par (000)	Value
Indiana — 0.9%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	$460	$521,723
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,370	2,648,830

		3,170,553
Kentucky — 0.7%
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Norton Healthcare, Inc., 4.00%, 10/01/35	2,100	2,313,234
Louisiana — 1.5%
Lake Charles Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 1/01/29	2,225	2,716,725
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	2,020	2,227,111

		4,943,836
Massachusetts — 0.7%
Massachusetts DFA, Refunding RB, Emmanuel College Issue, Series A, 4.00%, 10/01/46	900	946,872
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,235	1,310,570

		2,257,442
Michigan — 2.2%
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	3,420	3,987,070
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	3,115	3,609,600

		7,596,670
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	305	345,696
6.50%, 11/15/38	1,670	1,868,930

		2,214,626
Mississippi — 1.3%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,405	3,263,176
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,222,440

		4,485,616
Nevada — 2.6%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	3,210	3,608,907
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	5,000	5,368,450

		8,977,357
New Jersey — 5.2%
New Jersey EDA, RB, Goethals Bridge Replacement Project, Private Activity Bond, AMT:
5.38%, 1/01/43	1,940	2,257,112
(AGM), 5.00%, 1/01/31	1,355	1,580,160
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,400	3,825,884
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	3,030	3,378,511

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB, Transportation System (continued):
Series A (AGC), 5.63%, 12/15/28	$2,930	$3,264,635
Series AA, 5.50%, 6/15/39	3,040	3,440,399

		17,746,701
New York — 7.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series EE:
Fiscal 2009, 5.25%, 6/15/40	6,930	7,794,795
Water & Sewer System, 5.38%, 6/15/43	2,220	2,626,060
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	940	1,111,456
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	8,500	10,190,650
Series A-1, 5.25%, 11/15/39	1,550	1,898,533
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,349,720

		25,971,214
Ohio — 0.9%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	2,500	3,052,650
Pennsylvania — 3.7%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 8/15/38 (c)	1,965	2,332,593
Pennsylvania Turnpike Commission, RB:
Series A-1, 5.00%, 12/01/46	2,855	3,399,905
Series B, 5.00%, 12/01/45	2,300	2,742,382
Township of Bristol Pennsylvania School District, GO:
5.25%, 6/01/37	2,500	2,943,375
5.25%, 6/01/43	1,100	1,295,085

		12,713,340
Rhode Island — 0.4%
Rhode Island Health & Educational Building Corp., Refunding RB, Hospital Financing, LifeSpan Obligation Group (c):
4.00%, 5/15/36	340	362,341
5.00%, 5/15/39	750	880,238

		1,242,579
South Carolina — 6.3%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	3,760	4,633,448
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 7/01/38	2,940	3,559,076
5.50%, 7/01/41	2,500	2,944,400
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	1,870	2,192,388
South Carolina State Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	3,500	4,232,235
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.50%, 1/01/19 (a)	200	223,428
Series A, 5.50%, 1/01/19 (a)	2,300	2,569,422
Series C, 5.00%, 12/01/46	1,000	1,182,140

		21,536,537
Tennessee — 1.0%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 7/01/40	3,000	3,549,000

Municipal Bonds	Par (000)	Value
Texas — 19.1%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	$2,345	$2,837,403
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	6,345	7,277,778
6.00%, 11/15/35	355	408,222
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	620	704,605
6.50%, 7/01/37	2,380	2,669,884
Dallas Area Rapid Transit, Refunding RB:
Senior Lien, 5.25%, 12/01/18 (a)	2,605	2,884,933
Senior Lien, 5.25%, 12/01/38	1,950	2,148,607
Series A, 5.00%, 12/01/48	2,730	3,307,886
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,615	1,812,579
Series H, 5.00%, 11/01/37	1,810	2,059,201
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	2,155	2,638,022
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	7,000	8,364,300
North Texas Tollway Authority, Refunding RB, 1st Tier System:
(NPFGC), 5.75%, 1/01/18 (a)	4,340	4,656,039
(NPFGC), 5.75%, 1/01/40	1,400	1,491,812
Series A, 5.63%, 1/01/18 (a)	4,895	5,242,790
Series A, 5.63%, 1/01/33	6,080	6,468,877
Series K-2 (AGC), 6.00%, 1/01/19 (a)	1,000	1,127,840
Series S, 5.75%, 1/01/18 (a)	855	917,261
Series S, 5.75%, 1/01/18 (a)	5,835	6,259,905
Series SE, 5.75%, 1/01/40	145	154,830
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,070	1,295,920

		64,728,694
Virginia — 1.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	945	1,103,732
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	2,195	2,496,132

		3,599,864
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	2,400	2,807,424
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,865	2,195,012

		5,002,436
Total Municipal Bonds — 124.8%		423,595,522

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Colorado — 3.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 4/29/18 (a)	9,410	10,153,484
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,061	3,695,365

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	17

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
District of Columbia — 0.5%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(e)	$1,699	$1,895,345
Florida — 4.1%
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/18 (a)	12,500	13,793,125
Illinois — 5.7%
City of Chicago Illinois, ARB, O’Hare International Airport, Series A (AGM), 5.00%, 1/01/38	5,000	5,256,150
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	3,967	4,249,758
State of Illinois Toll Highway Authority, RB, Senior:
Priority, Series A, 5.00%, 1/01/40	1,980	2,379,273
Series B, 5.00%, 1/01/40	6,148	7,390,756

		19,275,937
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	2,304	2,546,812
Nevada — 6.0%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/18 (a)	10,000	11,036,500
Series B, 5.50%, 7/01/29	8,247	9,331,418

		20,367,918
New Jersey — 1.7%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	3,859	4,108,709
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	1,500	1,659,590

		5,768,299
New York — 7.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF, 5.00%, 6/15/45	5,958	6,991,494

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (continued)
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	$2,300	$2,538,095
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,515	9,047,274
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (e)	4,400	5,323,580

		23,900,443
Texas — 1.5%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,296	5,028,055
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,504	2,755,556
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.1%		109,180,339
Total Long-Term Investments (Cost — $474,409,677) — 156.9%		532,775,861

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.26% (f)(g)	627,379	627,379
Total Short-Term Securities (Cost — $627,379) — 0.2%		627,379
Total Investments (Cost — $475,037,056) — 157.1%		533,403,240
Liabilities in Excess of Other Assets — (1.5)%		(5,306,711)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.0)%		(57,603,522)
VMTP Shares at Liquidation Value — (38.6)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$339,493,007

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Variable rate security. Rate as of period end.

(c)	When-issued security.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to November 15, 2019 is $4,822,868. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	627,379	627,379	$627,379	$2,081
FFI Institutional Tax-Exempt Fund	5,506,208	(5,506,208)	—	—	390
Total				$627,379	$2,471

(g)	Current yield as of period end.

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(30)	5-Year U.S. Treasury Note	September 2016	$3,660,469	$3,541
(53)	10-Year U.S. Treasury Note	September 2016	$7,051,484	(14,263)
(18)	Long U.S. Treasury Bond	September 2016	$3,139,875	(33,502)
(3)	Ultra U.S. Treasury Bond	September 2016	$571,594	(16,792)
Total				$(61,016)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$3,541	—	$3,541

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$64,557	—	$64,557

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,033,461)	—	$(1,033,461)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(25,060)	—	$(25,060)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$13,603,188

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$532,775,861	—	$532,775,861
Short-Term Securities	$627,379	—	—	627,379

Total	$627,379	$532,775,861	—	$533,403,240

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$3,541	—	—	$3,541
Liabilities:
Interest rate contracts	(64,557)	—	—	(64,557)

Total	$(61,016)	—	—	$(61,016)

[1] See above Schedule of Investments for values in each state or politcal subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	19

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$6,004	—	—	$6,004
Cash pledged for futures contracts	180,800	—	—	180,800
Liabilities:
TOB Trust Certificates	—	$(57,549,366)	—	(57,549,366)
VMTP Shares at Liquidation Value	—	(131,000,000)	—	(131,000,000)

Total	$186,804	$(188,549,366)	—	$(188,362,562)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments July 31, 2016	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 89.7%
Corporate — 0.5%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,760,730
County/City/Special District/School District — 36.8%
Arcadia Unified School District, GO, Election of 2006, Series A, 5.00%, 8/01/37	7,925	8,097,844
Centinela Valley Union High School District, GO, Refunding, Election of 2008, Series B, 6.00%, 8/01/36	2,250	2,904,279
City & County of San Francisco California, COP, Port Facilities Project, Series C, AMT, 5.25%, 3/01/32	1,050	1,250,371
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,262,400
County of Los Angeles California Public Works Financing Authority, Refunding RB, Series D:
4.00%, 12/01/40	1,000	1,108,390
5.00%, 12/01/45	4,765	5,813,681
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/19 (a)	2,500	2,773,700
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/34	9,045	10,289,592
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	10,000	12,361,800
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,755	3,360,714
Fremont Union High School District, GO, Refunding, 4.00%, 8/01/40	1,150	1,285,067
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/37	2,725	3,325,127
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,165	2,576,112
5.75%, 8/01/35	8,400	10,073,448
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/21 (a)	2,500	3,143,250
Grossmont Union High School District, GO, Election of 2008, Series C, 5.50%, 8/01/33	1,880	2,248,010
Imperial Irrigation District, Series A, Electric System Revenue (a):
5.13%, 11/01/18	4,085	4,500,730
5.13%, 11/01/18	915	1,008,120
Kern Community College District, GO, Safety Repair & Improvements, Series C, 5.25%, 11/01/32	5,715	7,129,577
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/19 (a)	2,075	2,344,418
Merced Union High School District, GO, CAB, Refunding (AGM) (b):
0.00%, 8/01/40	3,125	1,127,469
0.00%, 8/01/42	3,375	1,092,251
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series 2013 A, 5.00%, 8/01/34	4,500	5,450,400
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/21 (a)	8,140	9,898,973
Orchard School District, GO, Election of 2001, Series A (AGC), 5.00%, 8/01/19 (a)	7,490	8,472,913
Oxnard Union High School District California, GO, Refunding, Series A (NPFGC), 6.20%, 8/01/30	9,645	9,937,436
Perris Union High School District, GO, Election of 2012, Series B, 5.25%, 9/01/39	2,715	3,350,907

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM):
5.50%, 8/01/34	$2,000	$2,194,980
5.63%, 8/01/18 (a)	4,500	4,956,615
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,441,150
San Diego Unified School District, GO, CAB, Series C (b):
Election of 2008, 0.00%, 7/01/42	2,900	1,250,944
Election of 2008, 0.00%, 7/01/43	1,000	416,490
Election of 2008, 0.00%, 7/01/45	1,300	504,452
0.00%, 7/01/47	830	299,290
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 5/01/36	2,570	2,581,411
5.75%, 5/01/42	4,500	5,371,515
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A:
5.00%, 6/01/32	3,375	4,076,595
5.00%, 6/01/39	5,800	6,902,754
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 8/01/34	6,475	7,430,580
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,000	3,608,880
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/19 (a)	5,600	6,476,232
Sweetwater Union High School District, GO, Refunding, 4.00%, 8/01/42	2,500	2,784,175
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 8/01/21 (a)	7,680	9,527,424
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 8/01/41	6,140	7,323,731
Election of 2010, Series B, 5.50%, 8/01/39	3,000	3,716,370
Election of 2012, Series A, 5.50%, 8/01/39	2,500	3,096,975
Westminster Redevelopment Agency Successor Agency, Refunding RB, Westminster Commercial Redevelopment Project No.1 Subordinate Tax Allocation Bonds, (BAM) (c):
4.00%, 11/01/34	2,960	3,324,850
4.00%, 11/01/35	3,220	3,601,538

		212,073,930
Education — 1.5%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,318,810
California Statewide Communities Development Authority, Refunding RB, CHF Irvine LLC, 5.00%, 5/15/40	750	907,620
University of California, RB, 5.25%, 5/15/36	3,680	4,578,141

		8,804,571
Health — 11.3%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	10,000	11,689,600
Providence Health Services, Series B, 5.50%, 10/01/39	4,205	4,802,825
Sutter Health, Series A, 5.25%, 11/15/46	6,970	7,069,950
Sutter Health, Series B, 6.00%, 8/15/42	7,715	9,230,072
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	5,500	6,298,545

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	21

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Municipal Bonds	Par (000)	Value
California (continued)
Health (continued)
Dignity Health, Series A, 6.00%, 7/01/34	$2,370	$2,719,290
Lucile Salter Packard Children’s Hospital at Stanford, Series B, 5.00%, 8/15/55	4,500	5,462,100
California Statewide Communities Development Authority, RB, Sutter Health, Series A, 6.00%, 8/15/42	5,130	6,164,516
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series D (BHAC), 5.50%, 7/01/31	865	904,210
John Muir Health, Series A, 4.00%, 8/15/46	1,365	1,492,518
John Muir Health, Series A, 4.00%, 8/15/51	3,375	3,661,774
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	2,860	3,322,233
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/38	1,625	2,026,099

		64,843,732
State — 7.2%
State of California, GO, Various Purposes:
6.00%, 3/01/33	5,500	6,490,495
6.00%, 4/01/38	17,180	19,506,516
6.00%, 11/01/39	3,510	4,081,112
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,226,959
Various Capital Projects, Series I, 5.50%, 11/01/33	2,575	3,246,200
Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/29	3,365	3,945,765

		41,497,047
Transportation — 17.1%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B:
5.00%, 10/01/36	2,035	2,473,074
5.00%, 10/01/37	1,395	1,693,907
City & County of San Francisco California Airports Commission, ARB:
Series E, 6.00%, 5/01/39	9,650	11,034,775
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	705	708,264
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.13%, 1/01/27	985	989,472
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
2nd Series 34E (AGM), 5.75%, 5/01/18 (a)	3,500	3,807,825
2nd Series 34E (AGM), 5.75%, 5/01/24	5,000	5,442,500
2nd Series A, 5.25%, 5/01/33	1,900	2,252,697
Series A, 5.00%, 5/01/39	6,175	7,233,271
Series A, 5.00%, 5/01/40	3,785	4,427,844
City of Los Angeles California Department of Airports, ARB:
AMT, Series D, 5.00%, 5/15/35	2,000	2,401,220
AMT, Series D, 5.00%, 5/15/36	1,500	1,795,665
Los Angeles International Airport, Sub-Series B, 5.00%, 5/15/40	2,500	2,845,250
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.25%, 5/15/29	4,760	5,356,000
City of San Jose California, Refunding ARB, Series A-1, AMT, 6.25%, 3/01/34	1,400	1,688,526
County of Orange California, ARB, Series B, 5.75%, 7/01/34	5,000	5,240,950

Municipal Bonds	Par (000)	Value
California (continued)
Transportation (continued)
County of Sacramento California, ARB:
Senior Series B, AMT (AGM), 5.25%, 7/01/33	$7,000	$7,575,470
Senior Series B, AMT (AGM), 5.25%, 7/01/39	3,300	3,542,385
County of Sacramento California, ARB (continued):
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/39	5,555	6,081,281
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 3/01/40	4,500	5,517,810
County of San Diego California Regional Airport Authority, Refunding ARB, Series B, 5.00%, 7/01/40	6,350	7,220,775
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/39	2,760	3,121,174
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	6,253,656

		98,703,791
Utilities — 15.3%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	5,000	5,910,700
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	8,000	9,357,440
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A, 5.00%, 6/01/28	2,000	2,305,160
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/37	10,000	11,793,600
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series A:
5.25%, 11/01/31	6,280	7,158,384
5.00%, 11/01/36	5,335	6,551,967
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/18 (a)	4,895	5,275,292
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 8/01/41	4,000	4,786,520
East Bay California Municipal Utility District, Refunding RB, Sub-Series A, 5.00%, 6/01/30	5,000	5,786,650
East Bay California Municipal Utility District Wastewater System Revenue, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/17 (a)	2,500	2,595,550
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Series A (NPFGC), 5.00%, 6/01/17 (a)	3,000	3,114,660
El Dorado Irrigation District / El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	5,000	6,095,550
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	15,000	15,628,050
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/19 (a)	2,000	2,256,280

		88,615,803
Total Municipal Bonds — 89.7%		517,299,604

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 69.4%
County/City/Special District/School District — 27.7%
County of San Luis Obispo Community College District, GO, Refunding, Election of 2014, Series A, 4.00%, 8/01/40	6,585	7,320,936

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
County of San Mateo California Community College District, GO, Series A, 5.00%, 9/01/45	$17,615	$21,674,009
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/17 (a)	12,150	12,705,012
Los Angeles Community College District California, GO, Series A (a):
Election of 2001 (AGM), 5.00%, 8/01/17	12,000	12,548,160
Election of 2001 (NPFGC), 5.00%, 8/01/17	26,438	27,645,190
Election of 2003, Series F-1, 5.00%, 8/01/18	12,000	13,063,200
Los Angeles Community College District California, GO, Refunding, Election of 2008, 6.00%, 8/01/19 (a)	9,596	11,128,042
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,626,250
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	15,140	18,516,826
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	10,000	10,002,600
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 8/01/40	17,000	19,383,230

		159,613,455
Education — 13.6%
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	12,660,560
University of California, RB:
Series AM, 5.25%, 5/15/44	9,210	11,390,099
Series O, 5.75%, 5/15/19 (a)	11,190	12,785,694
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	13,002	15,998,053
Series I, 5.00%, 5/15/40	21,105	25,692,939

		78,527,345
Health — 11.3%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	10,000	11,774,800
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series A, 5.00%, 8/15/43	24,940	30,160,940
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	19,860	23,178,407

		65,114,147
Transportation — 3.9%
City of Los Angeles California Department of Airports, RB, Senior Revenue, Series A, AMT, 5.00%, 5/15/40	5,500	6,536,310
City of Los Angeles California Department of Airports, Series D, AMT, 5.00%, 5/15/41	13,311	15,819,601

		22,355,911

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (continued)
Utilities — 12.9%
Anaheim Public Financing Authority, RB, Refunding, Series A:
5.00%, 5/01/39	$6,000	$7,267,800
5.00%, 5/01/46	13,500	16,213,095
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	4,380	4,955,532
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	5,029	5,223,210
City of Los Angeles California Wastewater System, RB, Green Bonds, Series A, 5.00%, 6/01/44	6,290	7,714,496
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (a):
5.00%, 5/01/18	1,412	1,521,577
5.00%, 5/01/18	7,098	7,650,076
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1 (AGM), 5.00%, 7/01/37	13,525	14,046,508
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	9,277	10,082,859

		74,675,153
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 69.4%		400,286,011
Total Long-Term Investments (Cost — $835,737,579) — 159.1%		917,585,615

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.26% (e)(f)	143,051	143,051
Total Short-Term Securities (Cost — $143,051) — 0.0%		143,051
Total Investments (Cost — $835,880,630) — 159.1%		917,728,666
Other Assets Less Liabilities — 0.3%		1,921,425
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.9)%		(166,929,565)
Loan for TOB Trust Certificates — (1.7)%		(9,740,175)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (28.8)%		(166,216,724)

Net Assets Applicable to Common Shares — 100.0%		$576,763,627

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	When-issued security.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	23

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

(e)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BIF California Municipal Money Fund	12,279,624	(12,279,624)	—	—	$2
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	143,051	143,051	$143,051	859
Total				$143,051	$861

(f)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(57)	5-Year U.S. Treasury Note	September 2016	$6,954,891	$(14,662)
(83)	10-Year U.S. Treasury Note	September 2016	$11,042,891	8,240
(46)	Long U.S. Treasury Bond	September 2016	$8,024,125	(90,535)
(13)	Ultra U.S. Treasury Bond	September 2016	$2,476,906	(98,633)
Total				$(195,590)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$8,240	—	$8,240

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$203,830	—	$203,830

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,378,147)	—	$(1,378,147)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(152,476)	—	$(152,476)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$23,769,986

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (concluded)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$917,585,615	—	$917,585,615
Short-Term Securities	$143,051	—	—	143,051

Total	$143,051	$917,585,615	—	$917,728,666

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$8,240	—	—	$8,240
Liabilities:
Interest rate contracts	(203,830)	—	—	(203,830)

Total	$(195,590)	—	—	$(195,590)

[1]    See above Schedule of Investments for values in each sector.

[2]    Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$395,750	—	—	$395,750
Liabilities:
Bank overdraft	—	$(172,826)	—	(172,826)
TOB Trust Certificates	—	(166,692,417)	—	(166,692,417)
Loan for TOB Trust Certificates	—	(9,740,175)	—	(9,740,175)
VRDP Shares at Liquidation Value	—	(166,500,000)	—	(166,500,000)

Total	$395,750	$(343,105,418)	—	$(342,709,668)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	25

Schedule of Investments July 31, 2016	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 119.4%
Corporate — 2.0%
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	$930	$1,037,164
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	2,500	3,207,750
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	5,725	7,702,873

		11,947,787
County/City/Special District/School District — 26.0%
City of New York New York, GO, Refunding:
Fiscal 2012, Series I, 5.00%, 8/01/32	490	586,378
Fiscal 2014, Series E, 5.00%, 8/01/32	2,040	2,487,352
Series E, 5.50%, 8/01/25	6,230	8,016,826
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	1,950	2,298,212
Sub-Series A-1, 5.00%, 8/01/33	2,100	2,551,227
Sub-Series D-1, 5.00%, 10/01/33	8,350	9,885,816
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	1,300	1,588,925
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	6,000	7,286,880
4.00%, 11/15/45	965	1,083,512
5.00%, 11/15/45	13,995	16,918,975
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (a)	5,000	2,375,500
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/43 (a)	4,330	1,774,737
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	1,000	1,127,020
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	6,400	6,491,008
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,750	1,773,783
Yankee Stadium Project (NPFGC), 5.00%, 3/01/36	2,250	2,257,898
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	9,650	9,679,529
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series A-1, 5.00%, 11/01/38	1,000	1,209,910
Sub-Series B-1, 5.00%, 11/01/35	2,510	3,090,940
Sub-Series B-1, 5.00%, 11/01/36	1,690	2,072,920
Sub-Series B-1, 5.00%, 11/01/38	4,000	4,910,600
Sub-Series E-1, 5.00%, 2/01/30	1,000	1,271,420
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	1,470	1,844,012
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,040	1,204,351
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 5/01/31	2,305	2,706,831
5.25%, 5/01/32	1,000	1,172,820
County of Erie New York Industrial Development Agency, Refunding RB:
5.00%, 5/01/29	4,060	5,098,710

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
County of Erie New York Industrial Development Agency, Refunding RB (continued):
City School District of Buffalo Project, 5.00%, 5/01/28	$1,000	$1,265,830
County of Nassau New York, GO, Series B, 5.00%, 10/01/30	2,000	2,505,780
Hudson Yards Infrastructure Corp., RB:
Series A (AGC), 5.00%, 2/15/47	550	562,672
Series A (AGC), 5.00%, 2/15/47	4,300	4,399,072
Series A (AGM), 5.00%, 2/15/47	4,580	4,685,523
Series A (NPFGC), 4.50%, 2/15/47	14,175	14,454,247
Series A (NPFGC), 5.00%, 2/15/47	4,665	4,770,382
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	2,570	3,024,684
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,333,880
4 World Trade Center Project, 5.75%, 11/15/51	3,000	3,629,520
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,090	1,213,453
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	4,725	5,426,993
Syracuse New York Industrial Development Agency, RB, PILOT, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,400	3,423,528
Town of North Hempstead New York, GO, Refunding, Series B (NPFGC), 6.40%, 4/01/17	555	576,656

		155,038,312
Education — 22.3%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/31	250	295,948
5.00%, 12/01/32	100	118,544
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	2,000	2,172,300
Build New York City Resource Corp., Refunding RB:
New York Law School Project, 5.00%, 7/01/41	1,065	1,254,943
New York Law School Project, 4.00%, 7/01/45	370	396,396
Series A, 5.00%, 6/01/43	525	626,131
City of Albany New York Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	110	120,009
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 7/01/37	2,265	2,709,189
American Museum of Natural History, Series A, 5.00%, 7/01/41	825	980,207
Carnegie Hall, Series A, 4.75%, 12/01/39	3,550	3,962,119
Carnegie Hall, Series A, 5.00%, 12/01/39	2,150	2,420,147
Museum of Modern Art, Series 1A, 5.00%, 10/01/18 (b)	1,000	1,094,920
Wildlife Conservation Society, Series A, 5.00%, 8/01/42	750	880,860
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	5,740	6,558,868
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 7/01/40	815	1,001,904
5.00%, 7/01/43	2,940	3,600,853
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 7/01/35	3,885	4,445,955

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A:
5.00%, 7/01/38	$1,440	$1,695,528
4.00%, 7/01/39	500	555,415
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,403,129
5.00%, 12/01/36	1,150	1,361,152
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	591,705
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	581,995
5.25%, 7/01/36	860	991,898
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	675	777,607
State of New York Dormitory Authority, RB:
Columbia University, Series A-2, 5.00%, 10/01/46	1,250	1,912,800
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	2,075	2,450,720
Fordham University, Series A, 5.00%, 7/01/28	325	385,145
Fordham University, Series A, 5.50%, 7/01/36	1,550	1,866,804
General Purpose, Series A, 5.00%, 2/15/36	5,500	6,563,205
New School (AGM), 5.50%, 7/01/43	4,050	4,724,568
New York University Mount Sinai School of Medicine, 5.13%, 7/01/19 (b)	665	748,730
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	4,580	6,617,276
New York University, Series B, 5.00%, 7/01/34	1,000	1,120,610
New York University, Series B, 5.00%, 7/01/37	600	718,194
New York University, Series B, 5.00%, 7/01/42	3,240	3,831,883
New York University, Series C, 5.00%, 7/01/18 (b)	2,000	2,167,120
State University Dormitory Facilities, Series A, 5.00%, 7/01/35	800	921,608
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	2,035	2,328,305
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,500	1,745,100
State of New York Dormitory Authority, Refunding RB:
5.00%, 7/01/46	1,210	1,475,522
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	1,000	1,199,540
Barnard College, Series A, 5.00%, 7/01/34	1,150	1,401,218
Barnard College, Series A, 4.00%, 7/01/36	530	590,971
Barnard College, Series A, 4.00%, 7/01/37	400	444,332
Barnard College, Series A, 5.00%, 7/01/43	2,500	2,994,800
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,149,520
Fordham University, 5.00%, 7/01/44	2,130	2,523,965
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	1,600	1,933,728
New York University Mount Sinai School of Medicine (NPFGC), 5.00%, 7/01/17 (b)	6,100	6,351,076
New York University, Series A, 5.00%, 7/01/31	3,955	4,781,437
New York University, Series A, 5.00%, 7/01/37	4,775	5,715,627
Rochester Institute of Technology, 5.00%, 7/01/42	750	875,520
St. John’s University, Series A, 5.00%, 7/01/37	2,680	3,198,607
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	4,195	5,179,021

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, Refunding RB (continued):
State University Dormitory Facilities, Series A, 5.25%, 7/01/31	$8,735	$10,694,348
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,490	1,739,366
State University Dormitory Facilities, Series B, 5.00%, 7/01/32	500	618,325
State University Dormitory Facilities, Series B, 5.00%, 7/01/33	1,140	1,403,522

		132,970,235
Health — 9.6%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	2,200	2,470,490
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC):
5.50%, 4/01/34	490	565,534
5.50%, 4/01/30	250	289,963
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B:
3.00%, 7/01/36	1,360	1,337,886
4.00%, 7/01/41	2,050	2,233,946
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A:
5.00%, 12/01/32	830	960,924
5.00%, 12/01/37	350	400,768
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	5,650	6,654,174
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	625	733,225
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,790	2,046,167
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,000	2,216,980
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	6,500	6,786,390
New York University Hospitals Center, Series A, 5.75%, 7/01/20 (b)	3,450	4,116,954
New York University Hospitals Center, Series A, 6.00%, 7/01/20 (b)	1,100	1,323,267
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/19 (b)	2,075	2,349,170
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	1,000	1,100,000
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	300	330,000
State of New York Dormitory Authority, Refunding RB, Series A:
New York University Hospitals Center, 5.00%, 7/01/17 (b)	1,500	1,561,740
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/32	4,000	4,652,160
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/32	3,525	4,307,021
North Shore-Long Island Jewish Obligated Group, 5.25%, 5/01/34	9,220	10,814,876

		57,251,635

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	27

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing — 4.5%
City of New York New York Housing Development Corp., RB, M/F Housing:
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 7/01/32	$6,865	$8,246,444
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	1,675	1,967,539
Series A-1-A, AMT, 5.00%, 11/01/30	750	772,058
Series A-1-A, AMT, 5.45%, 11/01/46	1,335	1,369,149
Series C-1-A, Sustainable Neighborhood Bonds, 3.40%, 11/01/47	3,150	3,209,157
Series H-1, AMT, 4.70%, 11/01/40	1,340	1,346,271
Series H-2-A, AMT, 5.20%, 11/01/35	840	865,192
Series H-2-A, AMT, 5.35%, 5/01/41	600	626,856
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	1,230	1,323,566
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,445	2,452,775
County of Monroe New York Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA):
6.13%, 2/01/20	350	351,330
6.25%, 2/01/31	1,125	1,128,611
State of New York HFA, RB:
Affordable Housing Revenue Bonds, Series D, 3.20%, 11/01/46	1,460	1,466,482
St. Philip’s Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,500	1,505,805

		26,631,235
State — 12.2%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,700	1,786,513
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	6,000	6,557,700
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	5,500	6,158,350
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,500	1,679,550
Series S-2 (AGM) (NPFGC), 5.00%, 1/15/37	5,000	5,100,650
Series S-2 (NPFGC), 4.25%, 1/15/34	4,025	4,081,431
City of New York New York Transitional Finance Authority, RB, Series S-1, 5.00%, 7/15/37	2,000	2,409,620
Metropolitan Transportation Authority, RB, Dedicated Tax Fund, Series A (NPFGC), 5.00%, 11/15/16 (b)	1,500	1,520,235
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/34	1,500	1,703,970
Sub-Series B-1, 5.00%, 11/15/31	3,465	4,238,249
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 4.00%, 10/15/32	3,835	4,447,680
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	1,000	1,192,360
General Purpose, Series B, 5.00%, 3/15/42	7,500	8,837,850
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	1,750	1,936,375
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	4,050	4,250,110
Series B, 5.00%, 3/15/37	2,000	2,468,220
State Personal Income Tax, Series A, 5.00%, 2/15/43	1,000	1,170,450

Municipal Bonds	Par (000)	Value
New York (continued)
State (continued)
State of New York Dormitory Authority, RB (continued):
State Supported Debt, Series A, 5.00%, 3/15/44	$5,550	$6,696,186
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/17 (b)	550	578,721
State of New York Thruway Authority, RB:
2nd General Highway & Bridge Trust, Series B, 5.00%, 10/01/17 (b)	1,500	1,577,325
Transportation, Series A, 5.00%, 3/15/32	1,130	1,365,933
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/32	2,000	2,417,580
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 4.00%, 3/15/37	550	619,190

		72,794,248
Tobacco — 1.1%
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	2,190	2,264,460
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	1,650	1,943,898
5.25%, 5/15/40	2,250	2,630,092

		6,838,450
Transportation — 26.6%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	1,000	1,176,160
Series A, 5.00%, 11/15/30	1,000	1,224,540
Series A-1, 5.25%, 11/15/33	2,565	3,173,238
Series A-1, 5.25%, 11/15/34	2,840	3,502,515
Series C, 6.50%, 11/15/18 (b)	2,390	2,707,153
Series C, 6.50%, 11/15/28	810	917,609
Series D, 5.25%, 11/15/41	3,450	4,124,475
Series E, 5.00%, 11/15/38	7,785	9,350,953
Series E, 5.00%, 11/15/43	4,000	4,786,600
Series H, 5.00%, 11/15/25	1,000	1,219,360
Series H, 5.00%, 11/15/31	1,690	2,045,120
Sub-Series B, 5.00%, 11/15/25	3,250	4,040,107
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Series A-1, 4.00%, 11/15/46	315	348,311
Green Bonds, Series A-1, 5.25%, 11/15/56	3,110	3,808,599
Series C-1, 5.25%, 11/15/56	1,355	1,672,924
Series D, 5.25%, 11/15/29	1,000	1,181,900
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,500	4,213,755
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	12,950	15,000,503
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	1,560	1,649,404
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,877,000
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,126,090
Consolidated, 183rd Series, 4.00%, 6/15/44	2,350	2,621,942
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	8,160	8,339,602
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,140	1,348,415

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued):
179th Series, 5.00%, 12/01/38	$1,390	$1,688,086
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	6,090	6,149,926
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	2,250	2,294,370
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	735	785,443
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	876,630
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,000	1,186,950
Consolidated, 189th Series, 5.00%, 5/01/45	2,875	3,489,848
Port Authority of New York & New Jersey, Refunding RB, Series G (AGM), 5.75%, 12/01/25	3,500	3,569,895
State of New York Thruway Authority, RB, Junior Lien, Series A:
4.00%, 1/01/51	1,400	1,528,562
5.25%, 1/01/56	3,880	4,788,618
State of New York Thruway Authority, Refunding RB:
5.00%, 1/01/29	2,225	2,753,593
5.00%, 1/01/31	1,500	1,831,575
General, Series I, 5.00%, 1/01/37	4,750	5,558,592
General, Series I, 5.00%, 1/01/42	3,250	3,783,097
General, Series K, 5.00%, 1/01/32	3,500	4,255,615
Series J, 5.00%, 1/01/41	6,275	7,378,082
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	1,010	1,250,340
5.00%, 11/15/45	1,500	1,837,125
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (a)	9,590	6,333,811
General, Series A, 5.00%, 11/15/38	1,000	1,175,930
General, Series A, 5.25%, 11/15/45	1,460	1,824,839
General, Series A, 5.00%, 11/15/50	4,500	5,442,345
Series C, 5.00%, 11/15/38	2,000	2,186,800
Sub-Series A, 5.00%, 11/15/28	2,500	3,051,875
Sub-Series A, 5.00%, 11/15/29	875	1,062,338

		158,540,560
Utilities — 15.1%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2010, Series FF, 5.00%, 6/15/31	1,500	1,725,105
2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,150,070
2nd General Resolution, Fiscal 2011, Series GG, 5.00%, 6/15/43	1,000	1,166,680
2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	3,000	3,663,180
2nd General Resolution, Series DD, 5.00%, 6/15/32	6,750	7,306,267
Fiscal 2016, Series A, 3.00%, 6/15/36	1,750	1,827,070
Long Island Power Authority, RB, General, Electric Systems, Series A (AGM), 5.00%, 5/01/36	3,775	4,348,574
Long Island Power Authority, Refunding RB, Series A:
Electric System, 5.00%, 9/01/34	1,000	1,200,680
Electric Systems (AGC), 5.75%, 4/01/39	1,015	1,142,596
General, Electric Systems (AGC), 6.00%, 5/01/19 (b)	1,500	1,716,435
State of New York Environmental Facilities Corp., RB:
5.00%, 3/15/45	5,145	6,239,805
Series B, Revolving Funds, Green Bonds, 5.00%, 9/15/40	1,195	1,468,201

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (continued)
State of New York Environmental Facilities Corp., Refunding RB:
3.00%, 6/15/35	$2,985	$3,101,594
4.00%, 6/15/46	1,000	1,132,420
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 6/15/33	1,040	1,124,687
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 6/15/36	2,100	2,477,160
Series A, 5.00%, 6/15/40	4,275	5,278,129
Series A, 5.00%, 6/15/45	18,920	23,051,371
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,828,970
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	1,600	1,706,336
Series E, 5.00%, 12/15/41	9,960	12,137,156
Western Nassau County Water Authority, RB, Series A, 5.00%, 4/01/40	1,185	1,420,779

		90,213,265
Total Municipal Bonds in New York		712,225,727

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	1,380	1,570,247

Puerto Rico — 0.8%
Housing — 0.8%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	4,580	4,927,668
Total Municipal Bonds — 120.5%		718,723,642

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
New York — 38.4%
County/City/Special District/School District — 6.3%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	1,064	1,193,347
City of New York New York, GO:
Sub-Series C-3, 5.75%, 2/15/19 (b)	916	1,027,847
Sub-Series C-3, 5.75%, 8/15/28 (d)	13,484	15,133,273
Sub-Series I-1, 5.00%, 3/01/36	3,500	4,200,385
City of New York New York, Refunding RB, Series E, 5.00%, 8/01/29	2,000	2,557,640
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	3,500	4,359,565
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	4,125	4,883,217
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	3,645	4,337,477

		37,692,751
Education — 5.7%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	1,981	2,412,786

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	29

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, LRB, State University Dormitory Facilities:
5.00%, 7/01/35	$5,198	$6,111,822
5.25%, 7/01/19 (b)	6,000	6,795,720
State of New York Dormitory Authority, RB, New York University, Series A (b):
5.00%, 7/01/18	6,498	7,041,125
(AMBAC), 5.00%, 7/01/17	5,707	5,942,360
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 3/15/33	4,500	5,710,230

		34,014,043
State — 8.3%
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (d)	9,739	11,515,524
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	7,995	10,022,692
4.00%, 10/15/32	8,000	9,278,080
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	7,850	8,896,170
State of New York Dormitory Authority, RB, Series C:
General Purpose, 5.00%, 3/15/41	1,650	1,929,131
Mental Health Services Facilities, AMT (AGM), 5.40%, 2/15/33	6,297	6,846,176
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 3/15/45	1,001	1,215,415

		49,703,188
Transportation — 12.8%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	17,999	21,670,116
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT:
5.00%, 10/15/25	7,990	9,316,320
5.00%, 10/15/26	6,000	6,957,660
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	3,900	4,845,906
State of New York Thruway Authority, Refunding RB:
General, Series H (AGM), 5.00%, 1/01/37	10,000	10,592,700
Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	3,940	4,710,940

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York (continued)
Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	$15,000	$18,533,100

		76,626,742
Utilities — 5.3%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	942	1,033,051
5.75%, 6/15/40	3,151	3,454,572
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	9,900	11,678,040
Fiscal 2012, Series BB, 5.00%, 6/15/44	3,991	4,717,551
Series FF-2, 5.50%, 6/15/40	2,760	3,126,528
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	5,998	7,309,330

		31,319,072
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.4%		229,355,796
Total Long-Term Investments (Cost — $855,143,612) — 158.9%		948,079,438

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.26% (e)(f)	1,544,681	1,544,681
Total Short-Term Securities (Cost — $1,544,681) — 0.3%		1,544,681
Total Investments (Cost — $856,688,293) — 159.2%		949,624,119
Other Assets Less Liabilities — 1.2%		7,050,939
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.8)%		(112,216,517)
Loan for TOB Trust Certificates — (0.1)%		(607,500)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (41.5)%		(247,323,042)

Net Assets Applicable to Common Shares — 100.0%		$596,527,999

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 15, 2017 to February 15, 2019 is $12,782,274. See Note 4 of the Notes to Financial Statements for details.

(e)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BIF New York Municipal Money Fund	19,904,130	(19,904,130)	—	—	$1,420
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	1,544,681	1,544,681	$1,544,681	3,081
Total				$1,544,681	$4,501

(f)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(59)	5-Year U.S. Treasury Note	September 2016	$7,198,922	$(1,933)
(162)	10-Year U.S. Treasury Note	September 2016	$21,553,594	(98,654)
(69)	Long U.S. Treasury Bond	September 2016	$12,036,187	(326,573)
(16)	Ultra U.S. Treasury Bond	September 2016	$3,048,500	(82,045)
Total				$(509,205)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$509,205	—	$509,205

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(2,176,441)	—	$(2,176,441)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(347,595)	—	$(347,595)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$31,943,355

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$948,079,438	—	$948,079,438
Short-Term Securities	$1,544,681	—	—	1,544,681

Total	$1,544,681	$948,079,438	—	$949,624,119

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(509,205)	—	—	$(509,205)

[1]    See above Schedule of Investments for values in each sector.

[2]    Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	31

Schedule of Investments (concluded)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,720	—	—	$1,720
Cash pledged for futures contracts	604,350	—	—	604,350
Liabilities:
TOB Trust Certificates	—	$(112,104,987)	—	(112,104,987)
Loan for TOB Trust Certificates	—	(607,500)	—	(607,500)
VRDP Shares at Liquidation Value	—	(247,700,000)	—	(247,700,000)

Total	$606,070	$(360,412,487)	—	$(359,806,417)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments July 31, 2016	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$3,605	$4,131,907
City of Birmingham Alabama, GO, Convertible CAB, Series A1, 0.00%, 3/01/45 (b)	2,920	3,075,198

		7,207,105
Alaska — 1.4%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	3,140,279
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC) (a):
6.00%, 9/01/19	6,450	7,491,224
6.00%, 9/01/19	3,700	4,297,291

		14,928,794
Arizona — 0.7%
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F Housing, Series A-2, AMT (Fannie Mae), 5.80%, 7/01/40	120	124,179
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	3,500	3,708,460
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/27	3,075	3,451,657

		7,284,296
California — 14.4%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.40%, 10/01/17 (a)(b)	10,000	10,572,500
Alameda County Joint Powers Authority, Refunding RB, 5.00%, 12/01/34	6,990	7,391,785
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,550	1,762,458
Sutter Health, Series B, 5.88%, 8/15/31	3,200	3,832,288
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/37	2,965	3,524,644
California State University, RB, Systemwide, Series A, 5.50%, 5/01/19 (a)	1,525	1,728,145
California State University, Refunding RB, Series A:
5.00%, 5/01/17 (a)	1,510	1,561,521
5.00%, 11/01/37	2,035	2,100,914
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	4,030	4,703,373
St. Joseph Health System, Series E (AGM), 5.25%, 7/01/47	4,000	4,273,000
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,900	2,035,983
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	11,965	12,290,927
Series A-1, 5.75%, 3/01/34	2,300	2,723,292
Coast Community College District, GO, Election of 2002, Series C (AGM), 0.00%, 8/01/16 (a)(c)	8,100	3,236,274
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	5,000	5,113,200
County of Sacramento California, ARB, Senior Series A, 5.00%, 7/01/41	10,000	10,768,600
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	1,830	2,232,344
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/34 (c)	5,000	1,873,400

Municipal Bonds	Par (000)	Value
California (continued)
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/31 (c)	$5,110	$3,417,006
Long Beach Unified School District, GO, CAB, Election of 2008, Series B, 0.00%, 8/01/34 (c)	5,000	2,890,200
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	1,200	1,254,816
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (b)	3,975	3,491,799
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (c)	7,620	3,589,630
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	2,500	2,711,350
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B (c):
0.00%, 8/01/35	7,820	4,482,189
0.00%, 8/01/36	10,000	5,468,400
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C (c):
0.00%, 8/01/37	8,000	4,253,520
0.00%, 8/01/38	12,940	6,676,264
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/16 (a)	2,165	2,165,541
San Diego California Unified School District, GO, CAB, Election of 2008, Series G (c):
0.00%, 7/01/34	1,860	887,871
0.00%, 7/01/35	1,970	884,333
0.00%, 7/01/36	2,960	1,249,594
0.00%, 7/01/37	1,975	784,944
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (c)	3,485	2,298,079
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	1,800	2,109,042
5.00%, 8/01/38	1,600	1,870,480
State of California, GO, Refunding, Various Purposes:
5.00%, 9/01/41	2,700	3,172,878
5.00%, 10/01/41	2,555	3,037,614
State of California, GO, Series 2007-2 (NPFGC), 5.50%, 4/01/30	10	10,041
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.00%, 11/01/38	5,040	6,071,386
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 8/01/36 (c)	6,545	3,482,398
West Valley-Mission Community College District, GO:
5.00%, 8/01/16 (a)	3,025	3,025,786
5.00%, 8/01/30	575	577,173

		151,586,982
Colorado — 0.6%
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	5,655	6,612,052
Florida — 12.5%
City of Tallahassee Florida Energy System Revenue, RB, (NPFGC), 5.00%, 10/01/32	3,300	3,463,845
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	4,535	5,332,298
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18 (a)	13,100	14,254,503
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (a)	2,250	2,473,110

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	33

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	$1,750	$2,017,523
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	2,600	3,056,794
5.38%, 10/01/32	3,440	3,993,565
County of Miami-Dade Florida, GO, Building Better Communities Program (a):
Series B, 6.38%, 7/01/18	6,000	6,663,660
Series B-1, 5.75%, 7/01/18	3,700	4,065,116
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	5,695	7,136,291
Series B, AMT, 6.00%, 10/01/30	1,820	2,285,083
Series B, AMT, 6.25%, 10/01/38	1,165	1,482,637
Series B, AMT, 6.00%, 10/01/42	1,865	2,295,218
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series C (BHAC), 6.00%, 10/01/18 (a)	20,095	22,412,154
County of Miami-Dade Florida Aviation, Refunding ARB, AMT:
5.00%, 10/01/34	530	623,089
Miami International Airport, Series A (AGM), 5.50%, 10/01/41	19,020	20,739,028
County of Miami-Dade Florida Educational Facilities Authority, RB, University Miami, Series A, 5.00%, 4/01/40	14,360	17,105,919
County of Miami-Dade Florida Transit System, RB, Surtax (AGM), 5.00%, 7/01/35	2,800	3,010,756
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	3,100	3,654,900
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	5,135	5,721,160

		131,786,649
Georgia — 2.1%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	6,450	6,858,414
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	1,405	1,742,003
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, 3rd Indenture, Series B, 5.00%, 7/01/17 (a)	10,000	10,412,500
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	395	462,936
5.00%, 4/01/44	1,775	2,049,486

		21,525,339
Hawaii — 0.4%
State of Hawaii Department of Transportation, COP, AMT:
5.00%, 8/01/27	2,000	2,367,920
5.00%, 8/01/28	1,775	2,082,821

		4,450,741
Illinois — 17.5%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	9,000	10,550,520
City of Chicago Illinois, GO, Refunding, Series A:
5.00%, 1/01/35	7,280	7,433,535
Project, 5.25%, 1/01/33	2,340	2,427,188
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	3,175	3,316,986

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, AMT, Series B, 5.00%, 1/01/31	$2,425	$2,745,051
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax Receipts, 5.00%, 1/01/41	2,715	2,886,887
Waterworks, 2nd Lien (AMBAC), 5.00%, 11/01/36	3,500	3,537,345
City of Chicago Illinois Midway International Airport, Refunding RB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	3,035	3,508,217
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,805,279
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	3,250	3,700,612
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	615	688,548
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	8,700	10,359,264
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	5,250	6,060,862
Silver Cross Hospital and Medical Centers, 4.13%, 8/15/37	1,965	2,101,961
Silver Cross Hospital and Medical Centers, 5.00%, 8/15/44	985	1,137,488
Illinois Municipal Electric Agency, RB, Series A (NPFGC) (a):
5.00%, 2/01/17	17,935	18,342,842
5.25%, 2/01/17	15,000	15,360,000
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC) (c):
0.00%, 12/15/26	8,500	6,084,385
0.00%, 6/15/32	14,000	7,797,720
0.00%, 12/15/33	20,000	10,415,400
0.00%, 12/15/34	41,880	20,705,053
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (c)	9,430	3,143,208
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,700	2,038,572
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 6/01/20	720	830,225
State of Illinois, GO:
5.25%, 7/01/29	3,160	3,517,807
5.25%, 2/01/33	5,860	6,507,237
5.50%, 7/01/33	2,235	2,513,459
5.25%, 2/01/34	5,360	5,933,413
5.50%, 7/01/38	1,200	1,337,004
5.00%, 2/01/39	7,500	8,098,200
State of Illinois Toll Highway Authority, RB, Series B, 5.50%, 1/01/18 (a)	4,000	4,279,520
State of lllinois Toll Highway Authority, RB, Series B (BHAC), 5.50%, 1/01/18 (a)	2,000	2,139,760
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	2,580	2,977,036

		184,280,584
Indiana — 3.1%
City of Indianapolis Indiana, Refunding RB, Series B (AGC), 5.25%, 8/15/27	5,000	5,416,350
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,900	3,453,552

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Municipal Bonds	Par (000)	Value
Indiana (continued)
Indiana Finance Authority, RB, Series A (continued):
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	$1,400	$1,573,810
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	2,425	2,750,387
Indiana Municipal Power Agency, RB (a):
Series A (NPFGC), 5.00%, 1/01/17	3,850	3,921,802
Series B, 6.00%, 1/01/19	5,000	5,639,200
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,900	3,253,365
(AGC), 5.25%, 1/01/29	1,350	1,494,855
(AGC), 5.50%, 1/01/38	4,250	4,750,012

		32,253,333
Iowa — 2.5%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/19 (a)	12,650	14,522,453
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	2,805	3,031,812
5.70%, 12/01/27	2,800	3,007,844
5.75%, 12/01/28	1,480	1,589,046
5.80%, 12/01/29	1,890	2,027,252
5.85%, 12/01/30	1,965	2,109,290

		26,287,697
Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	1,000	1,160,570
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/39 (b)	8,225	7,308,241
Kentucky State Property & Building Commission, Refunding RB, Project No. 93, (AGC):
5.25%, 2/01/19 (a)	3,545	3,948,988
5.25%, 2/01/28	455	502,302

		12,920,101
Louisiana — 1.2%
City of New Orleans Louisiana Aviation Board, RB, AMT:
Series A (AGM), 5.25%, 1/01/32	6,405	6,736,074
Series B, 5.00%, 1/01/40	4,825	5,608,532

		12,344,606
Maine — 0.3%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/46	2,945	3,400,680
Massachusetts — 1.1%
Massachusetts DFA, Refunding RB, Series A, 5.00%, 10/01/43	1,045	1,224,019
Massachusetts HFA, RB, M/F Housing, Series B, 7.00%, 12/01/38	3,150	3,398,283
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	2,555	2,711,341
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	3,495	4,160,378

		11,494,021
Michigan — 7.5%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	1,075	1,210,235

Municipal Bonds	Par (000)	Value
Michigan (continued)
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series D (NPFGC), 5.00%, 7/01/33	$5,000	$5,017,300
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	3,185	3,790,628
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group:
5.00%, 12/01/21 (a)	60	72,701
5.00%, 12/01/39	16,040	18,703,442
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series D, 5.00%, 9/01/39	1,330	1,546,537
State of Michigan, RB, GAB (AGM) (a):
5.25%, 9/15/17	10,000	10,529,500
5.25%, 9/15/17	6,650	7,002,117
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/18 (a)	1,890	2,123,850
Series I, 6.25%, 10/15/38	1,235	1,378,989
Series I (AGC), 5.25%, 10/15/24	1,750	1,981,735
Series I (AGC), 5.25%, 10/15/25	3,250	3,675,977
Series I-A, 5.38%, 10/15/36	2,075	2,426,132
Series I-A, 5.38%, 10/15/41	1,900	2,221,518
Series II-A (AGM), 5.25%, 10/15/36	8,040	9,380,429
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	1,515	1,631,625
Wayne County Airport Authority, Refunding RB, AMT (AGC), 5.38%, 12/01/32	5,000	5,476,000
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	1,080	1,267,628

		79,436,343
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	845	957,748
6.50%, 11/15/38	4,655	5,209,504

		6,167,252
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	6,825	7,829,026
Nevada — 1.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)	2,250	2,567,070
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	2,000	2,247,120
(AGM), 5.25%, 7/01/39	5,170	5,812,476

		10,626,666
New Jersey — 7.9%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, Private Activity Bond, AMT, 5.38%, 1/01/43	4,920	5,724,223
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	1,930	2,248,489
Series WW, 5.25%, 6/15/33	445	506,882
Series WW, 5.00%, 6/15/34	570	636,582
Series WW, 5.00%, 6/15/36	2,635	2,934,283
Series WW, 5.25%, 6/15/40	1,025	1,163,334
New Jersey EDA, Refunding RB, School Facilities Construction:
Series N-1 (AMBAC), 5.50%, 9/01/24	6,325	7,566,724
Series N-1 (NPFGC), 5.50%, 9/01/28	1,685	2,128,323

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	35

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	$1,005	$1,145,871
5.50%, 12/01/26	1,450	1,650,027
5.75%, 12/01/28	160	182,283
5.88%, 12/01/33	6,895	7,873,194
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	2,645	2,830,044
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35 (c)	18,525	8,231,584
CAB, Transportation System, Series C (AGC) (AMBAC), 0.00%, 12/15/25 (c)	8,550	6,361,029
Transportation Program, Series AA, 5.25%, 6/15/33	4,150	4,649,577
Transportation Program, Series AA, 5.00%, 6/15/38	4,990	5,537,553
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	4,000	4,997,640
Transportation System, Series AA, 5.50%, 6/15/39	5,625	6,365,869
Transportation System, Series B, 5.50%, 6/15/31	1,000	1,133,980
Transportation System, Series B, 5.00%, 6/15/42	6,500	7,024,290
Transportation System, Series D, 5.00%, 6/15/32	1,825	2,057,523

		82,949,304
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	1,040	1,249,425
New York — 2.7%
City of New York New York Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	7,250	8,117,825
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	4,150	5,061,215
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,920	2,270,208
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A (AMT), 5.00%, 7/01/46	8,300	9,504,164
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,623,685

		28,577,097
Ohio — 2.2%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	3,000	3,758,880
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	11,135	13,254,659
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	1,950	2,374,320
5.25%, 2/15/33	2,730	3,314,629

		22,702,488
Pennsylvania — 5.0%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	3,305	3,797,643
County of Westmoreland Municipal Authority, RB, (BAM), 5.00%, 8/15/42 (d)	2,555	3,021,747

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB, AMT:
Pennsylvania Bridge Finco LP, 5.00%, 12/31/38	$5,850	$6,896,741
The Pennsylvania Rapid Bridge Replacement Project, 5.00%, 12/31/34	7,115	8,408,294
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	9,075	10,853,518
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	1,775	2,139,709
Series A-1, 5.00%, 12/01/46	3,240	3,858,386
Series C, 5.50%, 12/01/33	1,565	1,941,930
Sub-Series C (AGC), 6.25%, 6/01/18 (a)	5,695	6,284,376
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	2,575	3,047,925
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	2,165	2,572,886

		52,823,155
Rhode Island — 1.1%
Rhode Island Commerce Corp., RB:
5.00%, 7/01/41	295	350,879
5.00%, 7/01/46	325	384,706
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	3,000	3,207,420
5.00%, 6/01/50	7,465	7,998,598

		11,941,603
South Carolina — 3.7%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	3,600	4,439,448
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	6,530	7,655,772
South Carolina State Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	2,985	3,609,492
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	11,450	13,787,632
Series E, 5.50%, 12/01/53	2,025	2,409,183
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	5,870	6,917,149

		38,818,676
Texas — 15.7%
Central Texas Turnpike System, Refunding RB, CAB, Series B, 0.00%, 8/15/37 (c)	5,065	2,271,298
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien:
Series A (AGC), 5.38%, 5/15/19 (a)	3,460	3,908,900
Series A (AGC), 6.00%, 5/15/19 (a)	5,400	6,193,854
Series A (AGC), 6.00%, 11/15/35	300	344,976
Series A (AGC), 5.38%, 11/15/38	190	212,272
Series A (AGM), 5.00%, 11/15/17 (a)	10,000	10,569,800
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	1,450	1,721,904
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (c)	5,810	2,718,267
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	2,095	2,511,654
Dallas ISD, GO, School Building (PSF-GTD), 6.38%, 2/15/18 (a)	10,000	10,892,500

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Municipal Bonds	Par (000)	Value
Texas (continued)
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	$10,980	$12,491,727
Dallas-Fort Worth International Airport, Refunding ARB, Series F:
5.25%, 11/01/33	2,745	3,340,500
5.00%, 11/01/35	5,000	5,685,100
Grand Prairie ISD, GO, Refunding, CAB, 0.00%, 8/15/18 (a)(c)	10,000	5,040,200
Judson ISD Texas, GO, School Building (AGC), 5.00%, 2/01/17 (a)	10,000	10,227,500
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (c)	9,685	4,146,245
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/43 (c)	25,000	7,214,000
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.00%, 1/01/19 (a)	5,100	5,751,984
1st Tier System, Series A, 5.13%, 1/01/28	2,460	2,591,069
1st Tier System, Series A (NPFGC), 5.13%, 1/01/18 (a)	17,540	18,662,209
1st Tier System, Series A (NPFGC), 6.00%, 1/01/28	1,175	1,320,371
1st Tier System, Series S, 5.75%, 1/01/18 (a)	8,540	9,161,883
1st Tier System, Series SE, 5.75%, 1/01/40	1,460	1,558,973
Series B, 5.00%, 1/01/40	3,420	4,008,411
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (c):
0.00%, 9/15/35	680	304,048
0.00%, 9/15/36	12,195	5,130,071
0.00%, 9/15/37	8,730	3,461,009
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/32	3,930	4,451,275
Natural Gas Utility Improvements, 5.00%, 12/15/31	1,665	1,895,253
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group:
5.00%, 12/31/45	2,330	2,710,908
5.00%, 12/31/50	1,300	1,513,096
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	11,345	13,203,311

		165,214,568
Utah — 1.8%
Utah Transit Authority, Refunding RB, CAB (c):
Sub-Series A (AGC), 0.00%, 6/15/20	10,000	8,636,300
Sub-Series A (NPFGC), 0.00%, 6/15/24	13,930	9,854,500

		18,490,800
Washington — 1.3%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	2,830	3,324,769
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	1,000	1,134,630
Providence Health & Services, Series A, 5.25%, 10/01/39	2,725	3,057,559
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	5,997,294

		13,514,252
Wisconsin — 0.5%
Public Finance Authority, RB, KU Campus Development Corp., Central District Development Project, 5.00%, 3/01/46	875	1,035,073

Municipal Bonds	Par (000)	Value
Wisconsin (continued)
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	$3,745	$4,238,029

		5,273,102
Total Municipal Bonds — 111.5%		1,173,976,737

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 1.0%
Arizona School Facilities Board, COP, (AGC), 5.13%, 9/01/18 (a)(f)	10,000	10,942,200
California — 6.6%
California State University, RB, Systemwide, Series A (AGM):
5.00%, 5/01/18 (a)	7,793	8,406,158
5.00%, 11/01/33	204	219,966
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37 (f)	18,435	19,045,634
City of Riverside California, RB, Issue D (AGM), 5.00%, 10/01/38	20,000	21,715,600
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (a):
5.00%, 5/01/18	1,554	1,675,344
5.00%, 5/01/18	7,816	8,423,173
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	5,248	6,085,648
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,047	1,190,316
University of California, RB, Series O, 5.75%, 5/15/19 (a)	2,205	2,519,433

		69,281,272
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	2,469	2,769,858
Connecticut — 1.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series T-1, 4.70%, 7/01/29	5,019	5,202,819
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,932	4,746,008

		9,948,827
District of Columbia — 2.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	2,594	3,000,700
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (a)(f)	4,277	4,771,808
Metropolitan Washington Airports Authority, RB, Series B, AMT, 5.00%, 10/01/32	10,000	10,456,700
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	6,880	8,011,829

		26,241,037
Florida — 5.0%
City of Miami Beach Florida, RB, 5.00%, 9/01/45	8,760	10,530,483

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	37

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida (continued)
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/16	$5,400	$5,472,252
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,840	5,685,548
County of Miami-Dade Florida Water & Sewer System, (AGC), 5.00%, 10/01/39	11,702	13,406,577
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (a)	12,013	13,725,084
State of Florida Board of Education, GO, Refunding, Series C, 5.00%, 6/01/18 (f)	3,299	3,455,463

		52,275,407
Illinois — 3.3%
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42 (f)	719	781,684
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	3,499	3,879,554
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (a)	10,000	11,080,200
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series A, 5.00%, 1/01/40	7,621	9,156,596
Senior, Series B, 5.00%, 1/01/40	2,939	3,533,142
Series A, 5.00%, 1/01/38	5,836	6,763,762

		35,194,938
Kentucky — 0.6%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	5,985	6,615,096
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	4,204	5,038,268
Michigan — 0.9%
Michigan Finance Authority, RB, Beaumont Health Credit Group, 5.00%, 11/01/44	5,591	6,663,118
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	2,410	2,880,986

		9,544,104
Nevada — 1.7%
County of Clark Nevada Water Reclamation District, GO, Series B:
Limited Tax, 5.75%, 7/01/34	4,813	5,508,386
5.50%, 7/01/29	510	576,851
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 6/01/46	9,840	12,021,626

		18,106,863
New Jersey — 2.0%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	2,320	2,869,190
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	13,074,500
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	4,961	5,487,711

		21,431,401

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York — 7.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series DD:
5.00%, 6/15/18 (a)	$2,586	$2,791,955
5.00%, 6/15/37	14,981	16,175,132
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	15,521	18,532,009
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	4,740	5,806,405
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	9,850	12,217,251
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	4,280	5,283,843
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 3/15/43	14,280	16,742,586
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	4,500	4,958,820

		82,508,001
North Carolina — 0.5%
North Carolina HFA, RB, S/F Housing, Series 31-A, AMT, 5.25%, 7/01/38	5,040	5,121,497
Ohio — 0.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 4/28/18 (a)	4,990	5,371,386
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	1,520	1,693,751

		7,065,137
South Carolina — 1.2%
State of South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/56	10,740	12,668,260
Texas — 4.5%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	1,799	2,104,767
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (f)	8,868	10,088,801
Friendswood ISD Texas, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/18 (a)	12,953	13,833,850
Houston ISD, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/17 (a)	10,000	10,245,000
Texas State University Systems, Refunding RB, 5.25%, 3/15/18 (a)	10,000	10,758,100

		47,030,518
Virginia — 0.4%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/40	3,944	4,257,344
Washington — 2.7%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	16,770	17,942,139
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	8,205	10,712,202

		28,654,341
Wisconsin — 2.6%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,780	16,792,149

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	$2,490	$2,843,904
Series C, 5.25%, 4/01/39 (f)	7,459	8,128,981

		27,765,034
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.8%		482,459,403
Total Long-Term Investments (Cost — $1,479,808,423) — 157.3%		1,656,436,140

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.26% (g)(h)	5,108,362	$5,108,362
Total Short-Term Securities (Cost — $5,108,362) — 0.5%		5,108,362
Total Investments (Cost — $1,484,916,785) — 157.8%		1,661,544,502
Other Assets Less Liabilities — 0.9%		9,706,231
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.9)%		(262,116,137)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (33.8)%		(355,902,911)

Net Assets Applicable to Common Shares — 100.0%		$1,053,231,685

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between September 1, 2016 to December 1, 2029 is $34,528,361. See Note 4 of the Notes to Financial Statements for details.

(g)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	5,108,362	5,108,362	$5,108,362	$3,919
FFI Institutional Tax-Exempt Fund	7,593,721	(7,593,721)	—	—	2,356
Total				$5,108,362	$6,275

(h)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(71)	5-Year U.S. Treasury Note	September 2016	$8,663,109	$9,814
(128)	10-Year U.S. Treasury Note	September 2016	$17,030,000	(13,236)
(98)	Long U.S. Treasury Bond	September 2016	$17,094,875	(432,014)
(18)	Ultra U.S. Treasury Bond	September 2016	$3,429,563	(120,527)
Total				$(555,963)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	—	$9,814	$9,814

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	—	$565,777	$565,777

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	39

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(2,443,658)	—	$(2,443,658)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(196,251)	—	$(196,251)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$38,101,574

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,656,436,140	—	$1,656,436,140
Short-Term Securities	$5,108,362	—	—	5,108,362

Total	$5,108,362	$1,656,436,140	—	$1,661,544,502

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$9,814	—	—	$9,814
Liabilities:
Interest rate contracts	(565,777)	—	—	(565,777)

Total	$(555,963)	—	—	$(555,963)

[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$19,665	—	—	$19,665
Cash pledged for futures contracts	687,600	—	—	687,600
Liabilities:
TOB Trust Certificates	—	$(261,802,639)	—	(261,802,639)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)

Total	$707,265	$(618,202,639)	—	$(617,495,374)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2016

Statements of Assets and Liabilities

July 31, 2016	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Assets
Investments at value — unaffiliated[1]	$532,775,861	$917,585,615	$948,079,438	$1,656,436,140
Investments at value — affiliated[2]	627,379	143,051	1,544,681	5,108,362
Cash	6,004	—	1,720	19,665
Cash pledged for futures contracts	180,800	395,750	604,350	687,600
Receivables:
Interest	5,322,717	13,269,841	9,063,654	17,574,633
Investments sold	—	—	496,497	2,296,640
Dividends — affiliated	745	130	472	1,844
Prepaid expenses	30,987	35,846	36,880	47,528

Total assets	538,944,493	931,430,233	959,827,692	1,682,172,412

Accrued Liabilities
Bank overdraft	—	172,826	—	—
Payables:
Investments purchased	8,966,441	8,433,655	—	4,679,680
Income dividends — Common Shares	1,440,974	2,235,782	2,137,676	4,623,273
Investment advisory fees	243,731	391,787	406,180	706,551
Interest expense and fees	54,156	237,148	111,530	313,498
Officer’s and Directors’ fees	5,069	247,304	260,703	447,736
Variation margin on futures contracts	59,047	127,016	195,376	217,251
Other accrued expenses	132,702	171,772	152,699	247,188

Total accrued liabilities	10,902,120	12,017,290	3,264,164	11,235,177

Other Liabilities
TOB Trust Certificates	57,549,366	166,692,417	112,104,987	261,802,639
Loan for TOB Trust Certificates	—	9,740,175	607,500	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3,4]	—	166,216,724	247,323,042	355,902,911
VMTP Shares, at liquidation value of $100,000 per share[3,4]	131,000,000	—	—	—

Total other liabilities	188,549,366	342,649,316	360,035,529	617,705,550

Total liabilities	199,451,486	354,666,606	363,299,693	628,940,727

Net Assets Applicable to Common Shareholders	$339,493,007	$576,763,627	$596,527,999	$1,053,231,685

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6]	$300,037,517	$492,897,905	$530,160,582	$923,529,563
Undistributed net investment income	2,160,168	2,743,421	3,525,453	12,352,410
Accumulated net realized loss	(21,009,846)	(530,145)	(29,584,657)	(58,722,042)
Net unrealized appreciation (depreciation)	58,305,168	81,652,446	92,426,621	176,071,754

Net Assets Applicable to Common Shareholders	$339,493,007	$576,763,627	$596,527,999	$1,053,231,685

Net asset value, per Common Share	$15.08	$16.77	$15.07	$15.49

[1] Investments at cost — unaffiliated	$474,409,677	$835,737,579	$855,143,612	$1,479,808,423
[2] Investments at cost — affiliated	$627,379	$143,051	$1,544,681	$5,108,362
[3] Preferred Shares outstanding, par value $0.10 per share	1,310	1,665	2,477	3,564
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	9,490	12,665	14,637	26,364
[5] Common Shares outstanding, par value $0.10 per share	22,515,224	34,396,651	39,586,584	67,989,316
[6] Common Shares authorized	199,990,510	199,987,335	199,985,363	199,973,636

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	41

Statements of Operations

Year Ended July 31, 2016	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Investment Income
Interest — unaffiliated	$22,787,480	$36,029,442	$36,264,233	$72,003,669
Dividends — affiliated	2,471	861	4,501	6,275

Total income	22,789,951	36,030,303	36,268,734	72,009,944

Expenses
Investment advisory	2,848,032	4,535,921	4,630,620	8,147,368
Professional	82,067	123,619	134,632	201,159
Accounting services	70,420	104,564	110,104	157,945
Officer and Directors	34,621	72,388	74,608	131,730
Transfer agent	33,472	35,418	44,743	77,705
Custodian	28,080	35,127	39,604	60,380
Registration	8,086	11,527	13,276	22,664
Printing	9,571	12,142	12,433	16,997
Rating agency	36,798	36,848	36,962	37,115
Miscellaneous	41,023	49,008	62,496	87,440

Total expenses excluding interest expense, fees and amortization of offering costs	3,192,170	5,016,562	5,159,478	8,940,503
Interest expense, fees and amortization of offering costs[1]	1,992,371	3,218,037	3,509,426	5,872,028

Total expenses	5,184,541	8,234,599	8,668,904	14,812,531
Less:
Fees waived by the Manager	(42,149)	(2,010)	(8,992)	(1,904)
Fees paid indirectly	(1,639)	(129)	(593)	(325)

Total expenses after fees waived and paid indirectly	5,140,753	8,232,460	8,659,319	14,810,302

Net investment income	17,649,198	27,797,843	27,609,415	57,199,642

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	852,903	2,760,683	3,049,056	1,732,742
Futures contracts	(1,033,461)	(1,378,147)	(2,176,441)	(2,443,658)

	(180,558)	1,382,536	872,615	(710,916)

Net change in unrealized appreciation (depreciation) on:
Investments	14,330,592	22,946,911	36,882,343	50,860,729
Futures contracts	(25,060)	(152,476)	(347,595)	(196,251)

	14,305,532	22,794,435	36,534,748	50,664,478

Net realized and unrealized gain	14,124,974	24,176,971	37,407,363	49,953,562

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$31,774,172	$51,974,814	$65,016,778	$107,153,204

[1] Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2016

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)		BlackRock MuniYield California Quality Fund, Inc. (MCA)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$17,649,198	$17,910,018	$27,797,843	$28,470,659
Net realized gain (loss)	(180,558)	(182,209)	1,382,536	4,705,645
Net change in unrealized appreciation (depreciation)	14,305,532	2,386,525	22,794,435	(4,111,716)

Net increase in net assets applicable to Common Shareholders resulting from operations	31,774,172	20,114,334	51,974,814	29,064,588

Distributions to Common Shareholders[1]
From net investment income	(18,192,301)	(18,766,439)	(29,271,550)	(30,131,466)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	13,581,871	1,347,895	22,703,264	(1,066,878)
Beginning of year	325,911,136	324,563,241	554,060,363	555,127,241

End of year	$339,493,007	$325,911,136	$576,763,627	$554,060,363

Undistributed net investment income, end of year	$2,160,168	$2,677,255	$2,743,421	$3,977,109

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

	BlackRock MuniYield New York Quality Fund, Inc. (MYN)		BlackRock MuniYield Quality Fund III, Inc. (MYI)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$27,609,415	$29,525,683	$57,199,642	$59,136,661
Net realized gain (loss)	872,615	(434,124)	(710,916)	2,435,047
Net change in unrealized appreciation (depreciation)	36,534,748	4,215,207	50,664,478	(4,905,446)

Net increase in net assets applicable to Common Shareholders resulting from operations	65,016,778	33,306,766	107,153,204	56,666,262

Distributions to Common Shareholders[1]
From net investment income	(28,860,756)	(30,541,049)	(59,486,296)	(60,336,418)

Capital Share Transactions
Reinvestment of common distributions	—	—	1,943,879	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	36,156,022	2,765,717	49,610,787	(3,670,156)
Beginning of year	560,371,977	557,606,260	1,003,620,898	1,007,291,054

End of year	$596,527,999	$560,371,977	$1,053,231,685	$1,003,620,898

Undistributed net investment income, end of year	$3,525,453	$4,861,917	$12,352,410	$15,310,295

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	43

Statements of Cash Flows

Year Ended July 31, 2016	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$31,774,172	$51,974,814	$65,016,778	$107,153,204
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	76,539,500	208,392,708	136,212,101	167,972,123
Purchases of long-term investments	(87,289,955)	(225,379,782)	(173,958,115)	(182,000,281)
Net proceeds from sales of short-term securities	4,878,829	12,136,573	18,359,449	2,485,359
Amortization of premium and accretion of discount on investments and other fees	1,745,389	4,926,311	3,966,598	(2,482,571)
Net unrealized gain on investments	(14,330,592)	(22,946,911)	(36,882,343)	(50,860,729)
Net realized gain on investments	(938,950)	(2,835,585)	(3,083,156)	(1,922,181)
(Increase) decrease in assets:
Cash pledged for futures contracts	127,000	(260,750)	(63,000)	72,000
Receivables:
Interest — unaffiliated	39,647	(840,074)	(102,079)	(266,532)
Dividends — affiliated	(745)	(130)	(472)	(1,844)
Prepaid expenses	(2,384)	(3,217)	(3,001)	(4,024)
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	10,958	13,950	28,502	29,166
Interest expense and fees	38,872	204,150	81,198	244,841
Officer’s and Directors’ fees	1,250	27,696	28,471	50,642
Other accrued expenses	16,930	26,755	6,342	21,995
Variation margin on futures contracts	(76,328)	67,641	(42,718)	(108,187)

Net cash provided by operating activities	12,533,593	25,504,149	9,564,555	40,382,981

Cash Provided by (Used for) Financing Activities
Cash dividends paid to Common Shareholders	(18,282,362)	(29,546,724)	(29,177,448)	(57,940,958)
Proceeds from TOB Trust Certificates	6,196,831	26,935,740	23,304,109	49,380,100
Repayments of TOB Trust Certificates	(442,058)	(32,817,634)	(4,312,252)	(31,822,516)
Proceeds from Loan for TOB Trust Certificates	—	11,046,963	4,310,586	13,374,969
Repayments of Loan for TOB Trust Certificates	—	(1,306,788)	(3,703,086)	(13,374,969)
Increase in bank overdraft	—	172,826	—	—
Amortization of deferred offering costs	—	11,468	15,256	20,058

Net cash used for financing activities	(12,527,589)	(25,504,149)	(9,562,835)	(40,363,316)

Cash
Net increase in cash	6,004	—	1,720	19,665
Cash at beginning of year	—	—	—	—

Cash at end of year	$6,004	—	$1,720	$19,665

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$1,953,499	$3,013,887	$3,428,228	$5,627,187

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	—	$1,943,879

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2016

Financial Highlights	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.48	$14.42	$13.27	$15.18	$13.07

Net investment income[1]	0.78	0.80	0.82	0.81	0.86
Net realized and unrealized gain (loss)	0.63	0.09	1.18	(1.87)	2.14
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	1.41	0.89	2.00	(1.06)	2.99

Distributions to Common Shareholders from net investment income[2]	(0.81)	(0.83)	(0.85)	(0.85)	(0.88)

Net asset value, end of year	$15.08	$14.48	$14.42	$13.27	$15.18

Market price, end of year	$14.94	$13.13	$12.94	$12.32	$15.55

Total Return Applicable to Common Shareholders[3]
Based on net asset value	10.33%	6.84%	16.19%	(7.41)%	23.64%

Based on market price	20.55%	7.96%	12.30%	(16.08)%	32.85%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.56%	1.50%	1.61%	1.66%	1.52%	[4]

Total expenses after fees waived and paid indirectly	1.55%	1.49%	1.56%	1.60%	1.46%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.95%	0.96%	0.95%	0.97%	1.00%	[4,6]

Net investment income	5.32%	5.41%	6.01%	5.36%	6.05%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.04%

Net investment income to Common Shareholders	5.32%	5.41%	6.01%	5.36%	6.01%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$339,493	$325,911	$324,563	$298,707	$341,144

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$359,155	$348,787	$347,758	$328,021	$360,416

Borrowings outstanding, end of year (000)	$57,549	$51,795	$52,497	$81,123	$88,921

Portfolio turnover rate	15%	13%	28%	40%	36%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	45

Financial Highlights	BlackRock MuniYield California Quality Fund, Inc. (MCA)

	Year Ended July, 31
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$16.11	$16.14	$14.83	$16.60	$14.31

Net investment income[1]	0.81	0.83	0.87	0.88	0.90
Net realized and unrealized gain (loss)	0.70	0.02	1.35	(1.74)	2.28

Net increase (decrease) from investment operations	1.51	0.85	2.22	(0.86)	3.18

Distributions to Common Shareholders from net investment income[2]	(0.85)	(0.88)	(0.91)	(0.91)	(0.89)

Net asset value, end of year	$16.77	$16.11	$16.14	$14.83	$16.60

Market price, end of year	$16.75	$14.71	$14.37	$13.66	$16.59

Total Return Applicable to Common Shareholders[3]
Based on net asset value	9.84%	5.76%	16.04%	(5.41)%	23.15%

Based on market price	20.15%	8.47%	12.16%	(12.83)%	35.48%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.46%	1.32%	1.40%	1.48%	1.62%

Total expenses after fees waived and paid indirectly	1.46%	1.32%	1.40%	1.48%	1.61%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.89%	0.86%	0.90%	0.92%	1.20%	[5]

Net investment income	4.94%	5.09%	5.63%	5.37%	5.79%

Net investment income to Common Shareholders	4.94%	5.09%	5.63%	5.37%	5.79%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$576,764	$554,060	$555,127	$510,018	$570,559

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$166,500	$166,500	$166,500	$166,500	$166,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$446,404	$432,769	$433,410	$406,317	$442,678

Borrowings outstanding, end of year (000)	$176,433	$172,574	$127,397	$188,185	$199,874

Portfolio turnover rate	23%	36%	15%	25%	34%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2016

Financial Highlights	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.16	$14.09	$13.17	$15.07	$13.44

Net investment income[1]	0.70	0.75	0.78	0.83	0.83
Net realized and unrealized gain (loss)	0.94	0.09	0.97	(1.88)	1.65

Net increase (decrease) from investment operations	1.64	0.84	1.75	(1.05)	2.48

Distributions to Common Shareholders from net investment income[2]	(0.73)	(0.77)	(0.83)	(0.85)	(0.85)

Net asset value, end of year	$15.07	$14.16	$14.09	$13.17	$15.07

Market price, end of year	$14.40	$13.13	$12.71	$12.34	$15.11

Total Return Applicable to Common Shareholders[3]
Based on net asset value	12.19%	6.54%	14.21%	(7.33)%	19.10%

Based on market price	15.60%	9.52%	9.95%	(13.40)%	27.38%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.51%	1.44%	1.50%	1.53%	1.65%

Total expenses after fees waived and paid indirectly	1.50%	1.44%	1.50%	1.53%	1.65%

Total expenses after fees waived and paid indireclty and excluding interest expense, fees and amortization of offering costs[4]	0.89%	0.89%	0.91%	0.91%	1.27%	[5]

Net investment income	4.79%	5.22%	5.82%	5.59%	5.78%

Net investment income to Common Shareholders	4.79%	5.22%	5.82%	5.59%	5.78%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$596,528	$560,372	$557,606	$521,263	$594,807

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$247,700	$247,700	$247,700	$247,700	$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$340,827	$326,230	$325,114	$310,441	$340,132

Borrowings outstanding, end of year (000)	$112,712	$93,113	$89,734	$108,615	$117,960

Portfolio turnover rate	15%	20%	18%	10%	17%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.92%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	47

Financial Highlights	BlackRock MuniYield Quality Fund III, Inc. (MYI)

	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.79	$14.84	$13.64	$15.32	$13.19

Net investment income[1]	0.84	0.87	0.89	0.89	0.87
Net realized and unrealized gain (loss)	0.74	(0.03)	1.18	(1.70)	2.13

Net increase (decrease) from investment operations	1.58	0.84	2.07	(0.81)	3.00

Distributions to Common Shareholders from net investment income[2]	(0.88)	(0.89)	(0.87)	(0.87)	(0.87)

Net asset value, end of year	$15.49	$14.79	$14.84	$13.64	$15.32

Market price, end of year	$15.63	$14.04	$13.46	$12.80	$15.81

Total Return Applicable to Common Shareholders[3]
Based on net asset value	11.08%	6.12%	16.23%	(5.66)%	23.45%

Based on market price	18.07%	11.06%	12.35%	(14.21)%	38.08%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.45%	1.39%	1.47%	1.43%	1.57%

Total expenses after fees waived and paid indirectly	1.45%	1.39%	1.47%	1.43%	1.56%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.88%	0.88%	0.91%	0.89%	1.19%	[5]

Net investment income	5.60%	5.78%	6.35%	5.83%	6.04%

Net investment income to Common Shareholders	5.60%	5.78%	6.35%	5.83%	6.04%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,053,232	$1,003,621	$1,007,291	$925,812	$1,036,022

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$356,400	$356,400	$356,400	$356,400	$356,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$395,520	$381,600	$382,629	$359,768	$390,691

Borrowings outstanding, end of year (000)	$261,803	$244,245	$262,507	$287,426	$249,148

Portfolio turnover rate	10%	11%	15%	9%	18%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.90%.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings Quality Fund ll, Inc.	MUE	Maryland	Non-diversified
BlackRock MuniYield California Quality Fund, Inc.	MCA	Maryland	Non-diversified
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Quality Fund III, Inc.	MYI	Maryland	Non-diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g, futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: The Funds have adopted the Financial Accounting Standards Board Accounting Standards Update, “Simplifying the Presentation of Debt Issuance Costs.” Under the new standard, a Fund is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability. This change in accounting policy had no impact on the net assets of the Funds.

The deferred offering costs that are now presented as a deduction from the VRDP Shares at liquidation value in the Statements of Assets and Liabilities and amortization included in interest expense, fees and amortization of offering costs in the Statements of Operations were as follows:

	MUE	MCA	MYN	MYI
Deferred offering costs	—	$283,276	$376,958	$497,089
Amortization of deferred offering costs	—	$11,469	$15,255	$20,058

ANNUAL REPORT	JULY 31, 2016	49

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments has been included in the Schedules of Investments.

50	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of TOB Trust transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which each Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended July 31, 2016, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts

ANNUAL REPORT	JULY 31, 2016	51

Notes to Financial Statements (continued)

established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Fund establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended July 31, 2016, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at period end	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUE	$109,180,339	$57,549,366	0.47% - 0.69%	$55,249,290	0.82%
MCA	$400,286,011	$166,692,417	0.46% - 0.64%	$176,772,019	0.77%
MYN	$229,355,796	$112,104,987	0.46% - 0.59%	$102,592,774	0.80%
MYI	$482,459,403	$261,802,639	0.46% - 1.02%	$250,659,072	0.77%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

[2]

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, the Funds will usually enter into a reimbursement agreement with the Liquidity Provider where the Funds are required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at July 31, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at July 31, 2016.

For the year ended July 31, 2016, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loan Outstanding at period end	Interest Rates on Loan at period end	Average Loan Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loan
MCA	$9,740,175	0.25%	$1,315,452	0.78%
MYN	$607,500	0.25%	$237,161	0.78%
MYI	—	—	$837,006	0.78%

52	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange over-the-counter (“OTC”).

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, based on the following annual rates:

	MUE	MCA	MYN	MYI
Investment advisory fee	0.55%	0.50%	0.50%	0.50%

“Net assets” means the total assets of a Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares (other than accumulated dividends)).

Waivers

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the year ended July 31, 2016, the amounts waived were as follows:

	MUE	MCA	MYN	MYI
Amounts waived	$643	$2,010	$8,992	$1,904

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares). This amount is included in fees waived by the Manager in the Statements of Operations. For the year ended July 31, 2016 the amount waived was $41,506.

Officers and Directors

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

ANNUAL REPORT	JULY 31, 2016	53

Notes to Financial Statements (continued)

Other Transactions

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended July 31, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
MYN	$4,375,066	—	—

7. Purchases and Sales:

For the year ended July 31, 2016, purchases and sales of investments excluding short-term securities, were as follows:

	MUE	MCA	MYN	MYI
Purchases	$96,256,396	$222,975,642	$165,112,680	$180,045,320
Sales	$76,539,500	$208,392,708	$136,668,598	$168,873,388

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MUE	MCA	MYN	MYI
Paid-in capital	$—	$(11,469)	$(2,345,544)	$(25,341,354)
Undistributed net investment income	$26,016	$240,019	$(85,123)	$(671,231)
Accumulated net realized (loss)	$(26,016)	$(228,550)	$2,430,667	$26,012,585

The tax character of distributions paid was as follows:

		MUE	MCA	MYN	MYI
Tax-exempt income[1]	7/31/16	$19,704,376	$31,026,504	$31,428,254	$63,226,052
	7/31/15	$20,135,266	$31,779,610	$32,992,225	$63,792,025
Ordinary income[2]	7/31/16	29	—	44,987	17,196
	7/31/15	$141	$343	$1,258	$74,872

Total	7/31/16	$19,704,405	$31,026,504	$31,473,241	$63,243,248

	7/31/15	$20,135,407	$31,779,953	$32,993,483	$63,866,897

[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2016, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest-related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated net earnings were as follows:

	MUE	MCA	MYN	MYI
Undistributed tax-exempt income	$1,660,722	$2,623,911	$2,243,964	$9,288,849
Undistributed ordinary income	—	—	85,038	32,524
Capital loss carryforwards	(20,025,719)	—	(27,677,143)	(51,871,595)
Net unrealized gains[1]	57,820,487	81,975,972	91,715,558	172,252,344
Qualified late-year losses[2]	—	(734,161)	—	—

Total	$39,455,490	$83,865,722	$66,367,417	$129,702,122

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

54	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

As of July 31, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUE	MYN	MYI
No expiration date[3]	$10,627,007	$20,723,468	$4,160,266
2017	3,385,582	2,295,738	21,251,301
2018	6,013,130	3,370,191	26,460,028
2019	—	1,287,746	—

Total	$20,025,719	$27,677,143	$51,871,595

[3]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2016, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MCA	MYN
$1,967,494	$634,871

As of July 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MUE	MCA	MYN	MYI
Tax cost	$418,029,318	$659,073,613	$744,914,079	$1,227,054,019

Gross unrealized appreciation	$58,183,373	$82,222,461	$92,921,243	$176,742,030
Gross unrealized depreciation	(358,817)	—	(923,690)	(4,054,186)

Net unrealized appreciation	$57,824,556	$82,222,461	$91,997,553	$172,687,844

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

Should short-term interest rates rise, the Funds’ investments in TOB Trust transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

ANNUAL REPORT	JULY 31, 2016	55

Notes to Financial Statements (continued)

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: MCA and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MUE and MYI invested a significant portion of their assets in securities in the transportation sector, and MCA and MYN invested a significant portion of their assets in securities in the country, city, special district and school district and state sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds may invest in municipal bonds below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

10. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	MUE	MCA	MYN	MYI
2016	—	—	—	126,962
2015	—	—	—	—

56	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYN and MYI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYN	4/21/11	2,477	$247,700,000	5/01/41
MYI	5/19/11	3,564	$356,400,000	6/01/41

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares during the period commencing on the date of issuance and ending on the initial termination date of the fee agreement, VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to such initial termination date.

Liquidity Feature: Each VRDP Fund entered into a fee agreement with the liquidity provider that requires an upfront initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between the VRDP Funds and the liquidity provider was scheduled to expire on July 7, 2016. The VRDP Funds renewed the fee agreement, which is scheduled to expire on July 6, 2017 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, VRDP Funds are required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, VRDP Funds are required to begin to segregate liquid assets with their custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the Fund’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), the VRDP Funds may incur no/nominal remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP

ANNUAL REPORT	JULY 31, 2016	57

Notes to Financial Statements (continued)

Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended July 31, 2016, the annualized dividend rates for the VRDP Shares were as follows:

	MCA	MYN	MYI
Rate	1.05%	1.05%	1.05%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On June 21, 2012, the VRDP Funds commenced a three-year term ending June 24, 2015 (the “special rate period”) with respect to their VRDP Shares. In May 2015, the special rate period was extended to June 22, 2016. In May 2016, the special rate period was extended to June 21, 2017. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the VRDP Funds on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the VRDP Funds are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. The VRDP Funds will not pay any fees to the liquidity provider and remarketing agent during the special rate period. The VRDP Funds will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If VRDP Funds redeem the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements. Prior to June 21, 2017, the holder of the VRDP Shares and may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

For the year ended July 31, 2016, VRDP Shares issued and outstanding of MCA, MYN and MYI remained constant.

VMTP Shares

MUE has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and MUE may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of MUE were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MUE	12/16/11	1,310	$131,000,000	1/02/19

Redemption Terms: MUE is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of MUE’s VMTP Shares will be extended further or that MUE’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, MUE is required to begin to segregate liquid assets with MUE’s custodian to fund the redemption. In addition, MUE is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MUE’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MUE. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MUE redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then

58	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (concluded)

rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the MUE fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2016, the average annualized dividend rate for MUE’s VMTP Shares was 1.15%.

For the year ended July 31, 2016, MUE’s VMTP Shares issued and outstanding remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP/VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP/VMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP/VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP/VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP/VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP/VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP/VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
MUE	$0.0640	$0.0640	VMTP	W-7	$164,537
MCA	$0.0650	$0.0650	VRDP	W-7	$195,023
MYN	$0.0540	$0.0540	VRDP	W-7	$290,134
MYI	$0.0680	$0.0680	VRDP	W-7	$417,455

[1]	Net investment income dividend paid on September 1, 2016 to Common Shareholders of record on August 15, 2016.

[2]	Net investment income dividend declared on September 1, 2016, payable to Common Shareholders of record on September 15, 2016.

[3]	Dividends declared for August 1, 2016 to August 31, 2016.

ANNUAL REPORT	JULY 31, 2016	59

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc. and BlackRock MuniYield Quality Fund III, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc. and BlackRock MuniYield Quality Fund III, Inc. (collectively, the “Funds”) as of July 31, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, brokers and other financial intermediaries; when replies were not received from brokers and other financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc. and BlackRock MuniYield Quality Fund III, Inc., as of July 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 26, 2016

60	ANNUAL REPORT	JULY 31, 2016

Disclosure of Investment Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Quality Fund III, Inc. (“MYI”) and BlackRock MuniYield New York Quality Fund, Inc. (“MYN and together with MUE, MCA and MYI, each a “Fund,” and, collectively, the “Funds”) met in person on April 28, 2016 (the “April Meeting”) and June 9-10, 2016 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each an “Agreement,” and, collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each Fund considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each Fund has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Fund in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Fund to BlackRock.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	JULY 31, 2016	61

Disclosure of Investment Advisory Agreements (continued)

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2017. In approving the continuation of the Agreement for its Fund, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Board of each Fund was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Fund received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Fund as compared to other funds in its applicable Broadridge category and its Customized Peer Group. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

62	ANNUAL REPORT	JULY 31, 2016

Disclosure of Investment Advisory Agreements (continued)

The Board of MUE noted that for each of the one-, three- and five-year periods reported, MUE ranked in the second quartile, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUE. The Composite measures a blend of total return and yield.

The Board of MCA noted that for the one-, three- and five-year periods reported, MCA ranked in the second, second and fourth quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MCA. The Composite measures a blend of total return and yield.

The Board of MYI noted that for each of the one-, three- and five-year periods reported, MYI ranked in the second quartile, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYI. The Composite measures a blend of total return and yield.

The Board of MYN noted that for the one-, three- and five-year periods reported, MYN ranked first out of four funds, first out of four funds, and second out of four funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYN. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Fund’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

Each Board noted that its Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

ANNUAL REPORT	JULY 31, 2016	63

Disclosure of Investment Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in affiliated exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Fund’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

64	ANNUAL REPORT	JULY 31, 2016

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MUE, MCA and MYI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	JULY 31, 2016	65

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Investment Company Directorships During Past Five Years
Independent Directors
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Director	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; a President at T. Rowe Price Group, Inc. from 2007 to 2012.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

66	ANNUAL REPORT	JULY 31, 2016

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as a Director(s)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Investment Company Directorships During Past Five Years
Independent Directors[2]
W. Carl Kester 1951	Director	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Director	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None
Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014 (Director); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director serves until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliate. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

ANNUAL REPORT	JULY 31, 2016	67

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

Effective April 1, 2016, Cynthia L. Egan was appointed to serve as a Director of the Funds.

As of the date of this report:

•	The portfolio managers of MUE are Ted Jaeckel and Phillip Soccio.

•	The portfolio managers of MCA are Walter O’Connor and Michael Perilli.

•	The portfolio managers of MYN are Timothy Browse and Walter O’Connor.

•	The portfolio managers of MYI are Michael Kalinoski and Walter O’Connor.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Citigroup Global Markets Inc. New York, NY 10179		Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

VRDP Liquidity Provider Citibank, N.A. New York, NY 10179

68	ANNUAL REPORT	JULY 31, 2016

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	20,869,174	607,374	0	20,857,936	618,612	0	20,938,767	537,781	0
MCA	31,941,714	1,141,210	0	32,005,829	1,077,095	0	32,039,926	1,042,998	0
MYI	62,176,341	1,866,923	0	62,062,508	1,980,756	0	62,316,124	1,727,140	0
MYN	32,374,063	1,813,258	0	32,360,052	1,827,269	0	32,367,956	1,819,365	0
	Frank J. Fabozzi[1]			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	1,310	0	0	20,829,295	647,253	0	20,832,154	644,394	0
MCA	1,665	0	0	32,005,829	1,077,095	0	31,978,151	1,104,773	0
MYI	3,564	0	0	61,928,805	2,114,459	0	62,159,734	1,883,530	0
MYN	2,477	0	0	32,268,935	1,918,386	0	32,129,320	2,058,001	0
	W. Carl Kester[1]			Catherine A. Lynch			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	1,310	0	0	20,918,663	557,885	0	20,983,485	493,063	0
MCA	1,665	0	0	32,021,170	1,061,754	0	32,027,883	1,055,041	0
MYI	3,564	0	0	62,469,782	1,573,482	0	62,419,884	1,623,380	0
MYN	2,477	0	0	32,347,773	1,839,548	0	32,479,211	1,708,110	0
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	20,855,640	620,908	0	20,985,014	491,534	0
MCA	31,981,253	1,101,671	0	32,027,295	1,055,629	0
MYI	62,138,283	1,904,981	0	62,358,829	1,684,435	0
MYN	32,308,886	1,878,435	0	32,362,660	1,824,661	0

¹	Voted on by holders of preferred shares only.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	JULY 31, 2016	69

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Except as described on page 68, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Effective September 26, 2016 onwards, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration, a common indicator of an investment’s sensitivity to interest rate movements. The new methodology will be applied to the Funds’ duration reported for any periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, including each Fund’s effective duration and additional information about the new methodology, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and; (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

70	ANNUAL REPORT	JULY 31, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2016	71

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS4-7/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniYield Quality Fund III, Inc.	$38,663	$38,663	$0	$0	$29,682	$29,682	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund III, Inc.	$29,682	$29,682

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2016.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, CFA, Director at BlackRock, and Walter O’Connor, CFA, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski and O’Connor have been members of the registrant’s portfolio management team since 2011 and 2006, respectively.

Portfolio Manager	Biography
Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of MLIM from 1999 to 2006.
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of July 31, 2016:

(ii) Number of Other Accounts Managed and Assets by Account Type	(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Michael Kalinoski, CFA	12	0	0	0	0	0

	$12.66 Billion	$0	$0	$0	$0	$0

Walter O’Connor, CFA	41	0	0	0	0	0

	$21.95 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2016:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski, CFA	None
Walter O’Connor, CFA	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund III, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniYield Quality Fund III, Inc.

Date:	October 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniYield Quality Fund III, Inc.

Date:	October 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock MuniYield Quality Fund III, Inc.

Date:	October 3, 2016